UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Case No. 02-12834 and 02-41729 through 02-41957*
Chapter 11

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(Name of Debtors)

Monthly Operating Report for
the period ended July 31, 2003 **

Debtors’ Address:
5619 DTC Parkway
Greenwood Village, CO 80111

Willkie Farr & Gallagher
(Debtors’ Attorneys)

Monthly Operating Income: $3,783
($ in thousands)

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.**

Date: August 25, 2003

/s/ Scott Macdonald
Scott Macdonald
Senior Vice President
and Chief Accounting Officer

Indicate if this is an amended statement by checking here

AMENDED STATEMENT_____

* Refer to Schedule VI for a listing of Debtors by Case Number

**All amounts herein are preliminary and subject to revision. The Debtors reserve all rights to revise this report.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED BALANCE SHEET (Dollars in thousands, except per share amounts)
July 31, 2003
ASSETS:
Cash and cash equivalents	$384,725
Restricted cash	82,383
Subscriber receivables - net	209,988
Prepaid expenses and other assets - net	481,871
Investments	28,201
Intercompany receivables	27,472,920
Related party receivables	1,861,368
Property, plant and equipment - net	7,043,974
Intangible assets - net	15,445,653

Total assets	$53,011,083

LIABILITIES AND STOCKHOLDERS' EQUITY:
Accounts payable	$215,656
Subscriber advance payments and deposits	110,720
Accrued interest and other liabilities	352,676
Intercompany payables	430,904
Related party payables	136,676
Parent and subsidiary debt	271,278
Deferred income taxes	2,004,578

3,522,488

Liabilities subject to compromise:
Parent and subsidiary debt	13,421,600
Parent and subsidiary debt under co-borrowing credit facilities attributable to
Rigas family entities	2,846,156

16,267,756
Accounts payable	1,128,982
Accrued interest and other liabilities	385,508
Intercompany payables	27,012,249
Related party payables	1,358,965

Total liabilities subject to compromise	46,153,460

Total liabilities	49,675,948

Minority interests	551,534

Cumulative redeemable exchangeable preferred stock	148,794

Stockholders' equity:
Convertible preferred stock	397
Class A and Class B common stock, $.01 par value, 1,500,000,000 shared authorized,
254,842,461 shares issued and outstanding	2,548
Additional paid-in capital	9,460,346
Accumulated other comprehensive loss	(7,062)
Accumulated deficit	(3,825,865)
Treasury stock, at cost	(149,401)

5,480,963
Amounts due from Rigas family entities under co-borrowing credit facilities	(2,846,156)

Total stockholders' equity	2,634,807

Total liabilities and stockholders' equity	$53,011,083

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except per share amounts)
	Month Ended July 31, 2003	Thirteen Months Ended July 31, 2003
Revenue	$291,998	$3,717,793
Cost and expenses:
Direct operating and programming	147,159	1,721,861
Selling, general and administrative	72,995	828,185
Depreciation and amortization	58,926	946,092
Impairment of long-lived and other assets	--	72,134
Non-recurring professional fees	2,767	56,710
Estimated provision for accounting changes	--	51,000

Operating income before reorganization expenses
due to bankruptcy	10,151	41,811
Reorganization expenses due to bankruptcy	6,368	84,415

Operating income (loss)	3,783	(42,604)

Other income (expense):
Interest expense	(45,205)	(458,072)
Minority interest in losses of subsidiaries - net	3,205	9,719
Other-than-temporary impairment of investments and other assets	--	(182,253)
Other	84	5,210

	(41,916)	(625,396)

Net loss applicable to common stockholders	$(38,133)	$(668,000)

Net loss per weighted average share outstanding - basic and diluted	$(0.15)	$(2.63)

Weighted average shares outstanding (in thousands) - basic and diluted	253,748	253,748

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS (Dollars in thousands)
	Month Ended July 31, 2003	Thirteen Months Ended July 31, 2003
Cash flows from operating activities:
Net loss	$(38,133)	$(668,000)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and amortization	58,926	946,092
Amortization of bank financing costs	14,041	25,823
Impairment of long-lived and other assets	--	72,134
Other-than-temporary impairment of investments
and other assets	--	182,253
Minority interest in losses of subsidiaries - net	(3,205)	(9,719)
Gain on sale of assets - net	--	(1,969)
Reorganization expenses due to bankruptcy	6,368	84,415
Non-recurring professional fees, net of amounts paid	(3)	16,238
Change in assets and liabilities:
Subscriber receivables - net	2,996	349
Prepaid expenses and other assets - net	6,392	(34,431)
Accounts payable	(19,898)	247,182
Subscriber advance payments and deposits	19,881	32,888
Accrued interest and other liabilities	6,528	38,575
Intercompany receivables and payables - net	(282)	(16,615)

Net cash provided by operating activities before
payment of reorganization expenses	53,611	915,215
Reorganization expenses paid during the period	(5,244)	(56,002)

Net cash provided by operating activities	48,367	859,213

Cash flows from investing activities:
Expenditures for property, plant and equipment	(60,624)	(686,416)
Cash paid for acquisitions	(3)	(185)
Investment distributions and contributions - net	--	(1,108)
Related party receivables and payables - net	3,685	28,744

Net cash used in investing activities	(56,942)	(658,965)

Cash flows from financing activities:
Proceeds from debt	--	200,000
Payments of debt	(3,680)	(28,110)
Payment of debtor in possession bank financing costs	--	(48,797)

Net cash provided by (used in) financing activities	(3,680)	123,093

Change in cash, cash equivalents and restricted cash	(12,255)	323,341
Cash, cash equivalents and restricted cash, beginning of period	479,363	143,767

Cash, cash equivalents and restricted cash, end of period	$467,108	$467,108

        The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

1. Organization, Business and Proceedings under Chapter 11

        Adelphia Communications Corporation and subsidiaries (“Adelphia” or the “Company”) owns, operates and manages cable television systems and other related telecommunications businesses. Adelphia’s operations consist primarily of selling video programming and high-speed internet services, which are distributed to subscribers for a monthly fee through a network of fiber optic and coaxial cables. These services are offered in the respective franchise areas under the name Adelphia. Cable systems owned by Adelphia are located in 29 states and Puerto Rico, with strategic clusters in Los Angeles, Western Pennsylvania, Ohio, Western New York, New England, Florida, Virginia and Colorado Springs.

        Solely for the purposes of the accompanying unaudited consolidated financial statements, the accounts of Adelphia, including its majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by Adelphia, are included with the exception of those subsidiaries/entities who did not file voluntary petitions under Chapter 11 (“Chapter 11”) of the U.S. Bankruptcy Code (the “Non-Filing Entities”) and Century-ML Cable Venture (“CMLCV”), a joint venture of which Adelphia is the Managing partner and whose bankruptcy filing is administered separately. The accompanying unaudited consolidated financial statements do not include any entities owned and/or controlled by the John J. Rigas family (the “Rigas Family” or “Rigas Entities”). The Non-Filing Entities as of July 31, 2003 include Palm Beach Group Cable, Inc., Palm Beach Group Cable Joint Venture, Century-ML Cable Corporation, Praxis Capital Ventures, L.P., St. Mary’s Television, Inc., STV Communications and Main Security Surveillance, Inc. As of and for the month ended July 31, 2003, the Non-Filing Entities were not significant to the consolidated results of operations, financial position, or cash flows of the filing entities.

        TelCove, Inc. and subsidiaries (formerly known as Adelphia Business Solutions, Inc. (“TelCove”)) was a consolidated subsidiary of Adelphia as of December 31, 2001. TelCove owns, operates and manages entities which provide competitive local exchange carrier (“CLEC”) telecommunications services. On January 11, 2002, the Company distributed in the form of a dividend, all of the shares of common stock of TelCove owned by Adelphia to holders of Adelphia’s Class A and Class B common stock (the “Spin-off”). As a result of the Spin-off, the Rigas Family holds a majority of the total voting power of TelCove common stock. The distribution of TelCove common stock was recorded on the date of the Spin-off. Accordingly, the accompanying unaudited consolidated financial statements do not include the accounts of TelCove.

Bankruptcy Proceedings

        On June 25, 2002, Adelphia and all of its wholly-owned subsidiaries (including Century Communications Corporation (“Century”) which filed on June 10, 2002) (all filing entities herein known as the “Debtors”) except for the Non-Filing Entities and CMLCV which filed on September 30, 2002 (see Note 18) filed voluntary petitions to reorganize under Chapter 11 in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors are operating their business as debtors-in-possession. On July 11, 2002, the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”) appointed a statutory committee of unsecured creditors (the “Creditors’ Committee”). In addition, on July 31, 2002, the U.S. Trustee appointed a statutory committee of equity holders (the “Equity Committee” and collectively with the Creditors’ Committee, the “Committees”). The Committees have the right to, among other things, review and object to certain business transactions and may participate in the formulation of the Company’s long-term business plan and plan of reorganization. By order dated October 25, 2002, the Bankruptcy Court granted the Company’s request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof, through February 21, 2003 and April 21, 2003, respectively. By order dated March 20, 2003, the Bankruptcy Court granted the Company’s second request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof through June 20, 2003 and August 21, 2003, respectively. By order dated June 26, 2003, the Bankruptcy Court granted the Company’s third request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof through October 20, 2003 and December 22, 2003, respectively.

Bankruptcy Costs and Fees

        In connection with the effectiveness of a plan or plans of reorganization, the Company will incur certain costs and fees. Certain of these expenses will be due once the plan of reorganization is approved by the Bankruptcy Court and include cure costs, financing fees and success fees. The Company is currently aware of certain success fees that potentially could be paid to representatives of the Company and Committees upon the Company’s emergence from bankruptcy. Currently, these contingent fees are estimated to be between $27,000 to $31,500. As no plan or plans of reorganization have been confirmed by the Bankruptcy Court, no accrual for such amounts has been recorded in the accompanying unaudited consolidated financial statements.

Basis of Presentation

        Until a plan or plans of reorganization is confirmed by the Bankruptcy Court, the unaudited consolidated financial statements of the Company have been prepared using guidance prescribed by the American Institute of Certified Public Accountants’ (“AICPA”) Statement of Position 90-7 “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code” (“SOP 90-7”) and generally accepted accounting principles in the United States of America (“GAAP”). These unaudited consolidated financial statements are not intended to present fairly the financial position of the Company as of July 31, 2003, or the results of its operations or its cash flows for the one and thirteen month periods ended July 31, 2003 in conformity with GAAP because the accompanying unaudited consolidated financial statements exclude the financial position, results of operations and cash flows of the Non-Filing entities and CMLCV. Furthermore, the accompanying unaudited consolidated financial statements do not include all of the information and footnote disclosures required by GAAP for complete financial statements.

        The accompanying unaudited consolidated financial statements of the Company have been prepared on a going concern basis, which assumes the realization of assets and the payment of liabilities in the ordinary course of business, and do not reflect any adjustments that might result if the Company is unable to continue as a going concern. As a result of the reorganization proceedings under Chapter 11, the Company may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the accompanying unaudited consolidated financial statements.

        SOP 90-7 requires that pre-petition liabilities that are subject to compromise be segregated in the unaudited consolidated balance sheet as liabilities subject to compromise and that revenue, expenses, realized gains and losses, and provisions for losses resulting directly from the reorganization due to the bankruptcy be reported separately as reorganization expenses in the unaudited consolidated statement of operations. See Note 5 to these unaudited consolidated financial statements for further discussion.

        As a result of the Company’s recurring losses, the Chapter 11 filing and circumstances relating to these events (including the Company’s debt structure), actions taken by Rigas management and current economic conditions, realization of assets and liquidation of liabilities are subject to significant uncertainty. In order to provide liquidity through June 2004, the Company entered into an Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002, as amended, with a group of lenders led by JP Morgan Securities, Inc. and Salomon Smith Barney, Inc. as Co-Lead Arrangers (the “DIP Lenders”), for a Debtor-in-Possession Credit Facility (the “DIP Facility”). See Note 2 to these unaudited consolidated financial statements for further discussion. The Company believes that cash flows from operations, along with the financing provided through the DIP Facility, should allow the Company to continue as a going concern; however, there can be no assurance of this. The Company’s ability to continue as a going concern is also dependent upon its ability to maintain compliance with covenants under the DIP Facility and the ability to generate sufficient cash flow from operations and financing sources to meet its obligations as they become due. In the event a Chapter 11 plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, continuation of the Company’s business thereafter will be dependent on the Company’s ability to achieve positive operating results and maintain satisfactory capital and liquidity. Until a plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, there can be no assurance that the Company will emerge from these bankruptcy proceedings. Furthermore, the effect on the Company’s business from the terms and conditions of such a plan or plans of reorganization cannot be determined at this time and, therefore, also raises substantial doubt regarding the Company’s ability to continue as a going concern.

        The accompanying unaudited consolidated financial statements have been derived from the books and records of the Company. However, certain financial information has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP. Upon the application of such procedures (i.e., tests for asset impairment), the Company believes that the financial information of the Debtors will be subject to changes, and these changes could be material. The Company’s intangible assets primarily consist of purchased franchises and goodwill that resulted from the allocation of the purchase price of previously acquired cable systems. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets”, the Company discontinued amortizing its purchased franchise and goodwill intangibles as of January 1, 2002. SFAS No. 142 requires testing for impairment annually of goodwill and indefinite-lived intangible assets (i.e., purchased franchise intangibles), or more frequently as warranted by events or changes in circumstances. At this time, the Company has not completed its impairment test of its purchased franchise and goodwill intangible assets. Any adjustment, as a result of an analysis performed in accordance with SFAS No. 142, may have a material impact on the Company’s financial statements. Additionally, the Company has not completed its adoption of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, which addresses the financial accounting and reporting for the impairment of long-lived assets and long-lived assets to be disposed of. Once the Company has completed its adoption of SFAS No. 144, an adjustment to the financial statements may be required and this adjustment may be material to the financial statements. Furthermore, the Company disclosed in its Current Report on Form 8-K, dated June 10, 2002, that it believes that certain financial information reported by Rigas management was unreliable. As such, the books and records of the Company from which the accompanying unaudited consolidated financial statements of the Debtors are derived may not accurately reflect the financial condition, results of operations and cash flows of the Debtors.

        The Company is reviewing its books and records and other information on an on-going basis to determine whether the accompanying unaudited consolidated financial statements of the Debtors should be supplemented or otherwise amended. The Company reserves the right to file, at any time, such supplements or amendments to these accompanying unaudited consolidated financial statements. The accompanying unaudited consolidated financial statements should not be considered an admission regarding any of the Debtors’ income, expenditures or general financial condition, but rather, a current compilation of the Debtors’ books and records. The Company does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein.

        All significant intercompany accounts have been presented gross for purposes of these unaudited consolidated financial statements and accordingly, have not been eliminated in consolidation. GAAP would require that these intercompany balances be eliminated in consolidation. See Note 8 to these unaudited consolidated financial statements for further discussion.

        As previously stated, certain footnote disclosures normally included in unaudited consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of management, all disclosures considered necessary for an informative presentation have been included herein. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2000. As further discussed in Dismissal of Former Independent Public Accountants/New Management below, PricewaterhouseCoopers, LLP (“PwC”), the Company’s independent accountants, has not completed its audit as of and for the years ended December 31, 2002 and 2001 or its re-audits as of and for the years ended December 31, 2000 and 1999.

Reclassification

        Certain amounts for the thirteen months ended July 31, 2003 have been reclassified to conform with the July 31, 2003 monthly presentation.

Dismissal of Former Independent Public Accountants/New Management

        As disclosed in its Current Report on Form 8-K filed on June 14, 2002 as amended, the Company, on June 9, 2002, dismissed Deloitte & Touche LLP (“Deloitte”), its former independent public accountants.

        As a result of actions taken by management of the Company during the time that it was controlled by the Rigas family (“Rigas Management”), the Company has not yet completed its financial statements as of and for the years ended December 31, 2002 and 2001 or received its independent auditor’s report thereon or filed with the Securities and Exchange Commission (“SEC”) its Annual Report on Form 10-K as of and for the years ended December 31, 2002 and 2001. Furthermore, the Company has not timely filed its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2003, March 31, 2003, September 30, 2002, June 30, 2002 and March 31, 2002. As of the date Deloitte was dismissed as the Company’s independent accountants, Deloitte had not completed its audit nor issued its independent auditors’ report with respect to the Company’s financial statements as of and for the year ended December 31, 2001. As disclosed in a press release attached to its Current Report on Form 8-K filed on June 21, 2002, the Company announced that it had been advised by Deloitte, that based on the Company’s decision to restate the financial statements, Deloitte withdrew certifications of financial statements of the Company and its subsidiaries that Deloitte had issued since March 2001. The Company expects to restate its financial statements for the years ended December 31, 2000 and 1999 and its interim financial statements for 2001 and possibly other periods. At this time, management has not completed its review of the Company’s books and records and PwC has not completed the audits for the years ended December 31, 2002 and 2001 or its re-audits for the years ended December 31, 2000 and 1999. See Note 3 to these unaudited consolidated financial statements for further information.

        On November 6, 2002, the Company filed a lawsuit against Deloitte charging them with, among other charges, professional negligence, breach of contract, fraud and wrongful conduct. The Company is seeking compensation for all injury from Deloitte’s conduct, as well as punitive damages. Deloitte filed preliminary objections to the complaint. On June 11, 2003, the Bankruptcy Court denied Deloitte’s preliminary objections in their entirety.

        Effective March 18, 2003, the Company appointed William Schleyer to serve as its new Chief Executive Officer and Ronald Cooper to serve as its new President and Chief Operating Officer. The new Chief Executive Officer replaced the Interim Chief Executive Officer, who, along with other members of the Company, took control of the Company in May 2002. The Company’s employment of William Schleyer and Ronald Cooper was approved by the Bankruptcy Court by Orders dated March 4, 2003 and March 7, 2003, respectively.

2. Debt and Other Obligations

        Due to the commencement of the Chapter 11 filings and the Company’s failure to comply with certain financial covenants, the Company is in default on substantially all of its pre-petition debt obligations. Except as otherwise may be determined by the Bankruptcy Court, the stay protection afforded by the Chapter 11 filings prevents any action from being taken with regard to any of the defaults under the pre-petition debt obligations. All of the pre-petition obligations are classified as liabilities subject to compromise in the accompanying consolidated balance sheet as of July 31, 2003. See Note 4 to these unaudited consolidated financial statements for further information.

DIP Facility

        In connection with the Chapter 11 filings, the Company entered into a $1,500,000 DIP Facility. The DIP Facility was approved by the Bankruptcy Court on August 23, 2002.  The DIP Facility expires on the earlier of June 25, 2004 or upon the occurrence of certain other events, including the effective date of a reorganization plan of any loan party that is confirmed pursuant to an order of the Bankruptcy Court (the “Termination Event”).  The debtor-in-possession commitment that Adelphia received can be used for general corporate purposes and investments, as defined in the agreement. The DIP Facility is secured with a first priority lien on all of Adelphia’s unencumbered assets, a priming first priority lien on all its assets securing its pre-petition bank debt, and a junior lien on all other assets subject to valid pre-existing liens.  The DIP Facility consists of a $1,300,000 revolving credit facility (the “Tranche A Loans”) and a $200,000 loan (the “Tranche B Loan”). Loans under the DIP Facility bear interest at the Alternate Base Rate (greatest of the Prime Rate, the Base CD Rate plus 1% or the Federal Funds Effective Rate plus .5%) plus 2.5% or LIBOR plus 3.5%.  On September 3, 2002, the Company closed on the DIP Facility and, as part of the closing, the proceeds from the Tranche B Loan in the amount of $200,000 were funded by the DIP Lenders and transferred into credit-linked investment accounts maintained at JPMorgan Chase Bank. Based on the DIP Facility’s terms and conditions, the proceeds from the Tranche B Loan have been recorded as cash and cash equivalents, restricted cash and parent and subsidiary debt in the accompanying consolidated balance sheet. The Company pays interest on the Tranche B Loan proceeds, net of interest income, as defined. Furthermore, as of July 31, 2003, the Company has issued letters of credit totaling $46,030 against the Tranche B Loan proceeds. The portion of the proceeds from the Tranche B Loan associated with issued letters of credit has been reflected in restricted cash in the accompanying consolidated balance sheet.

        The terms of the DIP facility contain certain restrictive covenants, which include limitations on the incurrence of additional guarantees, liens and indebtedness, the sale of assets, and the funding of capital expenditures. The DIP Facility also requires that the Company meet certain financial covenants, which became effective for periods beginning May 1, 2003. The Company believes that it is in material compliance with all of the requirements of the DIP facility.

        On July 10, 2003, a payment was made on the DIP facility. As a result, the total commitment for the entire DIP facility is $1,499,032 and the Tranche B loan is $199,032. As of July 31, 2003, the borrowers are entitled to access the remaining commitment of $1,499,032 of which $199,032 is fully drawn, leaving availability of $1,300,000 under the Tranche A Loans.

Co-Borrowing Credit Facilities

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, various subsidiaries of the Company have entered into co-borrowing credit facilities with certain entities owned by the Rigas Family. Historically, the Company’s financial statements reported borrowings attributable only to the Company under such co-borrowing credit facilities and provided footnote disclosure as to the total amount of borrowings permitted under such facilities without disclosing the amount of borrowings attributable to entities owned by the Rigas Family. Therefore, the entire co-borrowing credit facilities were not reflected as indebtedness on the Company’s historical financial statements.

        As discussed in Note 1, at this time, PwC has not completed its audits of the Company’s financial statements as of and for the years ended December 31, 2002 and 2001 and the Company expects to restate its financial statements as of and for the years ended December 31, 2000 and 1999 and its interim financial statements for 2001 and possibly other periods. As disclosed in its Current Report on Form 8-K filed on May 24 and June 10, 2002, after initial discussions with the SEC in early May 2002, the Company announced on May 24, 2002 that it had tentatively concluded that it would increase the Company’s indebtedness by $2,846,156 to reflect the full amount of borrowings by entities owned by the Rigas Family for which subsidiaries of the Company are jointly and severally liable. Accordingly, the accompanying unaudited consolidated financial statements reflect an increase of $2,846,156 of such indebtedness of parent and subsidiary debt in liabilities subject to compromise with a corresponding receivable from such Rigas Entities reflected as a reduction in stockholders’ equity. Since consultations are continuing with the SEC and PwC, and PwC has not yet completed its audit of the Company’s financial statements, the accounting treatment for the increase in parent and subsidiary debt and the reduction in stockholders’ equity for the corresponding receivable reflected in the accompanying unaudited financial statements has yet to be finalized. The final accounting treatment may result in materially different treatment from that presented herein.

        On July 6, 2003, the Official Committee of Unsecured Creditors (the “Creditors’ Committee”) filed an adversary proceeding against the Debtors’ Pre-Petition Agents and Pre-Petition Secured Lenders (collectively, the “Defendants”) on behalf of the Debtors and their estates seeking, among other things, to: (i) recover as fraudulent transfers the principal and interest paid by the Debtors to the Defendants; (ii) avoid as fraudulent transfer obligations the Debtors’ obligation, if any, to repay the Defendants; (iii) recover damages for breaches of fiduciary duties to the Debtors and for aiding and abetting fraud and breaches of fiduciary duties by the Rigas Family; (iv) equitably disallow, subordinate or re-characterize each of the Defendants’ claims in the Debtors’ bankruptcy proceedings; (v) avoid and recover certain preferential transfers made to certain of the Defendants; and (vi) recover damages for violations of the Bank Holding Company Act. On July 29, 2003, the Bankruptcy Court entered a Stipulation and Order Regarding (a) the Creditors’ Committee’s Motion for Leave to Prosecute Claims and Causes of Action Against the Defendants, (b) the Equity Committee’s Motion to Intervene in the Adversary Proceeding and (c) the Pre-Petition Agents’ Responses in Opposition to the Motion of the Creditors’ Committee and the Equity Committee and Alternative Motions to Dismiss the Creditors’ Committee’s Complaint. On July 31, 2003, the Equity Committee filed a motion seeking authority to file additional claims against the Pre-Petition Lenders. By decision and order of the Bankruptcy Court, on August 5, 2003, the Bankruptcy Court determined that the Creditors’ Committee had met the applicable legal standards to assert claims on behalf of the Debtors.

Parent and Subsidiary Debt

        The following information is an update of certain disclosures relating to the book value of the Company’s debt, as reflected on its books and records, included in Note 4 to Adelphia’s consolidated financial statements contained in the Annual Report on Form 10-K as of and for the year ended December 31, 2000. The book value of such indebtedness does not necessarily reflect the amount of the claim of the holders’ of such indebtedness in the Company’s bankruptcy proceeding.

Parent Debt:
July 31, 2003
9 1/4% Senior Notes due 2002	$325,000
8 1/8% Senior Notes due 2003	149,817
10 1/2% Senior Notes due 2004	150,000
7 1/2% Senior Notes due 2004	100,000
10 1/4% Senior Notes due 2006	487,698
9 7/8% Senior Notes due 2007	348,417
8 3/8% Senior Notes due 2008	299,438
7 3/4% Senior Notes due 2009	300,000
7 7/8% Senior Notes due 2009	350,000
9 3/8% Senior Notes due 2009	497,048
10 7/8% Senior Notes due 2010	745,316
10 1/4% Senior Notes due 2011	1,000,000
6 % Convertible Subordinated Notes due 2006	1,024,924
3 1/4% Convertible Subordinated Notes due 2021	978,253
9 7/8% Senior Debentures due 2005	129,286
9 1/2% Pay-In-Kind Notes due 2004	31,847

Total parent debt	$6,917,044

Subsidiary Debt:

Notes to banks	$3,970,531
DIP Facility	199,032
10 5/8% Senior Notes of Olympus due 2006	202,243
11% Senior Subordinated Notes of FrontierVision Due 2006	207,953
11 7/8% Senior Discount Notes Series A of FrontierVision due 2007	244,639
11 7/8% Senior Discount Notes Series B of FrontierVision due 2007	89,953
Zero Coupon Senior Discount Notes of Arahova due 2003	412,601
9 1/2% Senior Notes of Arahova due 2005	250,590
8 7/8% Senior Notes of Arahova due 2007	245,371
8 3/4% Senior Notes of Arahova due 2007	219,168
8 3/8% Senior Notes of Arahova due 2007	96,046
8 3/8% Senior Notes of Arahova due 2017	94,924
Senior Discount Notes of Arahova due 2008	348,086
Other subsidiary debt and capital leases	194,697

Total subsidiary debt	$6,775,834

Total parent and subsidiary debt, exclusive of co-borrowing credit	13,692,878
facilities
Debt under co-borrowing credit facilities attributable to Rigas Entities	2,846,156

$16,539,034

        In connection with the Company’s ongoing review of its books and records and other information, an adjustment was made for liabilities subject to compromise regarding classification of leases. For purposes of this report only, leases which are being paid on a current basis, have not been treated as liabilities subject to compromise.

        Total parent and subsidiary debt, exclusive of debt under co-borrowing credit facilities attributable to Rigas Entities, of $13,692,878 consists of liabilities subject to compromise of $13,421,600, bank financing under the DIP Facility of $199,032 and capital leases of $72,246.

Weighted average interest rate payable by subsidiaries
under credit agreements with banks	4.82%

Interest Expense

        Interest expense totaled $45,205 and $458,072 for the one and thirteen month periods ended July 31, 2003, respectively, of which $12,736 and $175,865 is attributable to the Rigas Entities under co-borrowing credit facilities. In accordance with SOP 90-7, interest expense is reported only to the extent that it will be paid during Chapter 11 proceedings or will be allowed on a secured or unsecured claim. Had the Company not filed voluntary petitions under Chapter 11, the amount of interest expense that would have been reported in the unaudited consolidated statement of operations, for the one and thirteen month periods ended July 31, 2003 is $106,828 and $1,251,759, respectively.

Other

        By order dated August 7, 2003, the Bankruptcy Court ordered that the Rigas family could cause the Rigas Entities to pay on their behalf certain defense costs, not to exceed $15 million in the aggregate. The order does not require any Debtor to advance funds of any Debtor’s estate for such defense costs. Adelphia and the Creditors’ Committee both appealed the order. The United States District Court for the Southern District of New York temporarily stayed the order. A hearing on the appeal is scheduled for August 26, 2003.

3. Correction in Accounting Policies and Practices / Provision for Accounting Changes

        Effective January 1, 2003, the Company, as part of its ongoing review of its historical books and records and its financial statements, corrected certain of its erroneous accounting policies and practices for Property, Plant and Equipment (“PP&E”) relating to the capitalization of labor, labor-related costs, certain overhead costs, and certain materials (collectively, “Capitalized Costs”) used in the maintenance of its cable systems. The erroneous capitalization of costs that were corrected included, among other things, Capitalized Costs for service calls and normal, ongoing maintenance to cable systems. Some of the items that had been capitalized included system electrical power, converter repairs, equipment repairs and maintenance contracts. The Company believes that the corrections were necessary in order to be in compliance with GAAP. At the time the Company filed its current report on Form 8-K dated February 25, 2003, the Company was still evaluating Capitalized Costs related to installation activities and internal construction (collectively, “Capitalized Installation and Construction Activities”).

        In April 2003, the Company corrected its erroneous accounting policies and practices related to Capitalized Installation and Construction Activities and recorded an adjustment of approximately $15,000 in the April 2003 accounting month to correct for these errors for the months of January through March 2003. These errors included the incorrect capitalization of reconnect and disconnect activities, which are prohibited by GAAP, as well as the improper capitalization or overcapitalization of certain overhead costs. This adjustment had the effect of increasing expenses and reducing capital expenditures in April 2003. The Company had been recording a monthly provision in 2003 of $2,000 for estimated accounting changes. In conjunction with the corrections made in April 2003 for Capitalized Installation and Construction Activities, the Company discontinued recording the estimated provision and reversed the $6,000, which had been previously recorded in 2003.

        The Company has not restated previously filed Adelphia Monthly Operating Reports and has not completed its review and analysis of its new accounting policies and practices for PP&E relating to Capitalized Costs, including Capitalized Installation and Construction Activities, on the financial statements for the years ended December 31, 2002, 2001, 2000 and 1999. However, the Company has recorded total adjustments of $144,000 in 2002 for estimated corrections in accounting polices and practices, comprised of (i) a May 2002 adjustment expensing approximately $21,000 for certain costs erroneously capitalized under Rigas Management accounting policies and practices, (ii) a December 2002 adjustment expensing approximately $21,000 for certain costs erroneously capitalized under Rigas Management accounting policies and practices, and (iii) an estimated provision for accounting changes of $51,000 in June 2002 and $8,500 per month from July 2002 through December 2002.

        The Company estimates that the new accounting policies and practices relating to Capitalized Costs, including Capitalized Installation and Construction Activities, for PP&E will increase expenses and decrease capital expenditures by approximately $300,000 on an annualized basis in 2003 as compared to the accounting policies and practices of the Company under Rigas Management. The impact of the new accounting policies and practices relating to Capitalized Costs, including Capitalized Installation and Construction Activities, for PP&E on the Company’s results of operations will vary based upon levels of activities, therefore, the estimated $300,000 annualized impact for 2003 is not necessarily indicative of actual results for the year ended December 31, 2003 or of corrections that may be made for the years ended December 31, 2002, 2001, 2000 and 1999. Furthermore, the Company is currently unable to determine the impact on depreciation expense attributable to these corrections for any period since the adjustments to the historical costs of PP&E for 2002, 2001, 2000 and 1999 have not yet been finalized. The impact of these changes and any other further changes will likely be material.

        Additionally, management has not completed its overall review of the Company’s historical books and records, accounting policies and practices and financial statements, and accordingly, the Company may record additional adjustments for corrections in erroneous accounting policies and practices in addition to those adjustments already recorded for PP&E, and such adjustments may be material.

        PwC has not completed its audit of the Company’s books for any period and their audit could result in further adjustments to the Company’s results of operations and those adjustments could be material.

        Furthermore, as additional information becomes available, the Company will make necessary adjustments to current periods in 2003 to the extent that they impact post bankruptcy periods. These adjustments may be material to the accompanying unaudited financial statements.

4. Liabilities Subject to Compromise

        As discussed in Note 1 to the accompanying unaudited consolidated financial statements, the Company has been operating as a debtor-in-possession under Chapter 11 since June 25, 2002. The Company is authorized to operate its business in the ordinary course.

        As a result of the Chapter 11 filing, all actions to collect the payment of pre-petition indebtedness are subject to compromise or other treatment under a plan or plans of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. Although pre-petition claims are generally stayed, as part of the first day orders and subsequent motions granted by the Bankruptcy Court, the Bankruptcy Court approved Adelphia’s motions to pay certain pre-petition obligations including, but not limited to, employee wages, salaries, commissions, incentive compensation and other related benefits. The Company has been paying and intends to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Company may reject pre-petition executory contracts and unexpired leases with the approval of the Bankruptcy Court. Any damage resulting from rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as liabilities subject to compromise. Adelphia will notify all known claimants of the bar date and their need to file a proof of claim with the Bankruptcy Court. A bar date is the date by which claims against the Company must be filed if a claimant disagrees with how such claimant’s claim appears on the Debtor’s Schedules. No bar date has yet been set by the Bankruptcy Court. Differences between liability amounts estimated by the Company and claims filed by creditors will be investigated and the Bankruptcy Court will make a final determination of the allowable claim. The determination of how liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves a Chapter 11 plan or plans of reorganization as discussed in Note 1. Accordingly, the ultimate amount of such liabilities is presently not determinable. On July 31, 2003, each Debtor filed with the Bankruptcy Court its Schedules of Liabilities and Statements of Financial Affairs. By order dated July 22, 2003, the Bankruptcy Court granted the Company an extension through October 20, 2003 to file its Schedules of Assets.

        As of July 31, 2003, the Company had liabilities subject to compromise of $46,153,460. Liabilities subject to compromise have been reported in accordance with SOP 90-7. Such amounts may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events. Such adjustments may be material to the amounts reported as liabilities subject to compromise.

        Valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on GAAP, the basis of which the accompanying financial statements are prepared, unless otherwise noted. Accordingly, the values set forth in the accompanying unaudited consolidated financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court.

5. Non-Recurring Professional Fees and Reorganization Expenses Due to Bankruptcy

        The Company is incurring certain non-recurring professional fees that, although not directly related to the Chapter 11 filing, relate to the Company’s reorganization and have been incurred in response to the actions taken by Rigas Management. These expenses include the re-audit, legal, special investigation and forensic consultant fees of the Company and the Special Committee of the Board of Directors and have been included in non-recurring professional fees in the accompanying unaudited consolidated statements of operations. Based on the Company’s interpretation of SOP 90-7, only those fees directly related to the Chapter 11 filing should be expensed and included in reorganization expenses due to bankruptcy in the unaudited consolidated statements of operations. These expenses include legal, restructuring and financial consultant fees for the Company and for Committee representatives.

6. Accounts Payable, Accrued Expenses and Other Liabilities

        To the best of the Company’s knowledge, all undisputed post-petition trade payables are current and all premiums for insurance policies, including all workers’ compensation and disability insurance policies, required to be paid are fully paid as of July 31, 2003.

        As stated in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Management is currently performing a review to substantiate the completeness of all liabilities. Such review is ongoing and may result in additional adjustments to the accompanying unaudited consolidated financial statements.

7. Preferred Stock

        In accordance with the accounting direction provided in SOP 90-7, the Company has discontinued accruing for its preferred stock dividends as of June 25, 2002, the filing date of the Chapter 11 cases. Had the Company not filed voluntary petitions under Chapter 11, preferred stock dividends would have been $5,750 and $74,750 for the respective one and thirteen month periods ended July 31, 2003.

        On August 11, 2003, the Debtors initiated an adversary proceeding against the holders of various series of preferred stock of Adelphia (the “Preferred Stockholders”), seeking, among other things, to enjoin the Preferred Stockholders from exercising certain purported rights to elect directors to the Board of Directors due to Adelphia’s failure to pay dividends and alleged breaches of debt-like covenants contained in the Certificates of Designations relating to the preferred stock. On August 13, 2003, certain of the Preferred Stockholders filed an action in the Delaware Chancery Court seeking a declaratory judgment of their purported right to appoint two directors to the Board of Directors (the “Delaware Action”). On August 13, 2003, the Bankruptcy Court granted the Debtors a temporary restraining order, which, among other things, stayed the Delaware Action and temporarily enjoined the Preferred Stockholders from exercising their purported rights to elect directors to the Board of Directors. No date has been set for the preliminary injunction hearing.

8. Intercompany Receivables and Payables

        The accompanying unaudited consolidated financial statements include intercompany receivables and payables related to all of Adelphia’s majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by the Company, including Non-Filing Entities and CMLCV (see Note 18). The intercompany receivables and payables are presented at the gross amount with the total receivables balance included in assets and the total intercompany payables included in liabilities in the accompanying unaudited consolidated balance sheet. Intercompany payables have been segregated between pre and post bankruptcy petition and none of the intercompany balances have been collateralized. The intercompany balances do not net to zero as the Non-Filing Entities and CMLCV have not been included in the accompanying consolidated balances, as discussed in Note 1.

9. Related Party Receivables and Payables

        Related party receivables and payables represent advances to and payables from certain related parties, including TelCove and entities owned and/or controlled by the Rigas Family. Related party receivables and payables are presented at the gross amount with the total receivable balance included in assets and the payables included in the liabilities in the accompanying unaudited consolidated balance sheet. Related party payables have been segregated between pre- and post-bankruptcy petition, and none of the related party balances have been collateralized.

        At July 31, 2003, the Company had a net receivable from TelCove of $4,044 for management service fees. Such receivable is net of a reserve of $5,344 as of July 31, 2003. Management is continuing to evaluate the recoverability of related party receivables and may record additional reserves in the future.

10. Cash and Cash Equivalents and Restricted Cash

        The Company considers all highly liquid investments with a maturity date of three months or less to be cash equivalents.

        As of July 31, 2003, the Company has restricted cash of $46,030 relating to proceeds from the Tranche B Loan which are subject to issued letters of credit. In addition, as required by an agreement with the Company’s insurance provider, the Company has restricted cash for the payment of franchise obligations in the amount of $21,120. Also included in restricted cash is $13,919 related to revenue received from customers which was placed in trust as a result of a dispute arising from the acquisition of certain cable systems from Verizon. The remainder of the restricted cash balance consists of cash collateral supporting obligations under certain of the Company’s franchise agreements and surety bonding obligations.

        As discussed in Note 2, also included in cash and cash equivalents are $153,002 from the proceeds of the Tranche B Loan.

11. Subscriber Receivables

        Subscriber receivables consist of monthly amounts due from the Company’s subscribers and customers and are reported net of allowance for doubtful accounts of $14,326.

12. Prepaid Expenses and Other Assets — Net

        Included in prepaid expenses and other assets — net are unamortized deferred financing fees of $154,976 relating to pre-petition debt obligations. Such amounts are not currently being amortized. See Note 4 to these unaudited consolidated financial statements for further discussion. SOP 90-7 requires that in cases where the underlying debt becomes an allowed claim and the allowed claim differs from the net carrying amount of the debt, the amount of the debt will be adjusted for any unamortized deferred loan fees to equal the value of the allowed claim. Any gain or loss from such adjustments to the underlying debt as compared to the allowed claim will be reflected in the statement of operations.

13. Other-than-Temporary Impairment of Investments, Long-Lived Assets and Certain Other Assets

        As discussed in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Additionally, as discussed in Note 1, PwC has not completed its audit as of and for the years ended December 31, 2002 and 2001 or its re-audit as of and for the years ended December 31, 2000 and 1999. The Company is performing an evaluation of impairment related to several investments and long-lived and certain other assets. This evaluation includes a review of the accounting treatment when the transaction originated and a review of the accounting subsequent to the date of origination, including periodic evaluations for impairment. These evaluations may result in adjustments to the unaudited consolidated financial results contained herein and financial statements as of and for the periods ended December 31, 2002, 2001, 2000 and 1999. The adjustments may be material to these periods.

        Listed below are certain investments and other assets for which (with the exception of property, plant and equipment and intangible assets) the Company has recorded an asset impairment charge during the thirteen month period ended July 31, 2003. All adjustments to be made to prior periods as a result of the Company’s restatement of prior year financial statements have not been reflected in the unaudited consolidated financial statements contained herein pending the completion of the audit as of and for the years ended December 31, 2002 and 2001 and the re-audits as of and for the years ended December 31, 2000 and 1999.

        The tables below present the impairment of long-lived and other assets and other than temporary impairment of investments and other assets that have been recorded by the Company since July 1, 2002.

        Impairment of Long-Lived and Other Assets:

Thirteen Months Ended July 31, 2003
Internal Operations, Call Center and Billing System	$63,910
Competitive Local Exchange Carriers	8,224

$72,134

        Other-than-Temporary Impairment of Investments and Other Assets:

Thirteen Months Ended July 31, 2003
Devon Mobile Communications, L.P.	$105,954
Buffalo Sabres	68,612
Interactive Digital TV Investments	5,387
Praxis Capital Ventures, L.P.	2,300

$182,253

Internal Operations, Call Center and Billing System

        From 1998 through mid-2002, the Company was developing an internal operations, call center and billing system known as “Convergence”. After careful evaluation of the functionality and usability of Convergence, the Company decided not to pursue continued rollout and terminated additional funding for the system. In October 2002, the Company recognized an impairment charge related to the abandonment of the Convergence system in the amount of $63,910. Additional adjustments totaling $7,610 were recorded in October to reclassify payroll and other operating expenses improperly capitalized during 2002. The Company’s remaining investment in this system of approximately $30,000 will be adjusted in connection with the restatement of its prior year financial statements.

Closure of the Competitive Local Exchange Carriers (“CLECs”)

        In August 2002, the Company filed a motion with the Bankruptcy Court for approval to close operations in 14 markets that were served by the Company’s CLECs. The CLECs provided local telephone service to certain geographic markets and competed with local telephone exchange carriers. The Company’s Board of Directors approved the closure, and approval was granted by the Bankruptcy Court by order dated September 25, 2002. The Company expects that, in connection with the restatement of its financial statements for prior periods, the property, plant and equipment associated with these CLECs will be written down by approximately $100,000. The remaining net book value of the property, plant and equipment of approximately $20,000 was depreciated over its estimated remaining useful life beginning in November 2002 through April 2003. Furthermore, in November 2002, the Company recognized an additional impairment of $6,873 on certain of its CLEC assets that are expected to be sold and recorded a reserve on its CLEC trade accounts receivables of $1,351.

Devon Mobile Communications, L.P.

        The Company is a 49.9% Limited Partner in Devon Mobile Communications, L.P., (“Devon Mobile”), a Delaware limited partnership which, through its subsidiaries, holds licenses to operate regional wireless telephone businesses in several states. Devon Mobile had certain business and contractual relationships with the Company and with former subsidiaries or divisions of the Company which were spun-off as TelCove in January 2002. In late May 2002, the Company notified Devon L.P., Inc., the General Partner of Devon Mobile, that it would likely terminate certain discretionary operational funding to Devon Mobile. In July 2002, the Company understood that its former subsidiary, TelCove, elected to terminate certain services significant to Devon Mobile’s operations. Devon Mobile filed voluntary petitions to reorganize under Chapter 11 with the U.S. Bankruptcy Court (the “Devon Bankruptcy Court”) on August 19, 2002. In July 2002, the Company recorded an asset impairment reserve against the investment in and receivables from Devon Mobile of $1,221 and $53,646, respectively. In November 2002, the Company refined its evaluation of exposure to Devon Mobile and recorded additional impairments of $51,087, which related primarily to the Company’s guarantee of certain obligations of Devon Mobile, other receivables from Devon Mobile, and an incremental investment in Devon Mobile that is expected to result from the Company’s restatement of prior year financial information. As of November 2002, the Company has fully reserved for its investment and receivables in Devon Mobile. On January 17, 2003, the Company filed proofs of claim against Devon Mobile and its subsidiaries for approximately $130,100 in debt and equity claims, as well as an additional claim of approximately $34,000 relating to its guarantee of certain Devon Mobile obligations. On or about July 25, 2003, the Devon Bankruptcy Court approved the Disclosure Statement of Devon Mobile. A confirmation hearing on the proposed plan of reorganization is scheduled for September 16, 2003 in the Devon Bankruptcy Court.

Buffalo Sabres

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, the Company had entered into various arrangements with Niagara Frontier Hockey, L.P. (“NFHLP”), a Delaware limited partnership owned by the Rigas Family. Among other assets, NFHLP owned the Buffalo Sabres, a National Hockey League team. The Company made approximately $165,000 of loans and advances, including accrued interest, to NFHLP and its subsidiaries. In November 2002, the Company recognized impairments of those loans and advances of $31,447. On January 13, 2003, the NFHLP and certain of its subsidiaries (the “Niagara Debtors”) filed voluntary petitions to reorganize under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Western District of New York (the “NFHLP Bankruptcy Court”).

        On or about March 13, 2003, certain of the Niagara Debtors entered into an Asset Purchase Agreement with Hockey Western New York LLC for the sale of certain assets and assumption of certain liabilities of NFHLP. In March 2003, the Company recognized an additional impairment of $37,922 as a result of the then pending sale of certain assets, including the Buffalo Sabres, and assumption of certain liabilities of NFHLP. The Company did not recover any of its loans and advances in NFHLP from such sale. On April 23, 2003, the sale was completed. The March 2003 impairment charge, combined with the November 2002 charge, and with anticipated adjustments related to restatement of the Company’s prior year financial statements, completely wrote off the Company’s loans and advances in NFHLP and its subsidiaries. On or about August 14, 2003, the NFHLP Bankruptcy Court approved the Niagara Debtors’ Disclosure Statement. A confirmation hearing on the Niagara Debtors’ proposed plan of reorganization is scheduled for September 25, 2003 in the NFHLP Bankruptcy Court.

Interactive Digital TV Investments

        The Company has investments in interactive digital TV product ventures. In November 2002, the Company recognized a loss of $3,690 in connection with the expiration of certain warrants received in connection with its Interactive Digital TV product ventures. In December 2002, the Company recognized a loss of $1,697 for declines in investment value deemed other than temporary. These adjustments, coupled with expected prior period adjustments, reduce the Company’s investment in such ventures to approximately $200.

Praxis Capital Ventures, L.P.

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002 the Company entered into certain transactions with Praxis Capital Partners, LLC (“Praxis Capital”), a Delaware limited liability company and Praxis Capital Management, LLC, a Delaware limited liability company, through Praxis Capital Ventures, L.P. (“PCVLP”), a Delaware limited partnership in which ACC Operations, Inc. (a wholly-owned Company subsidiary) is a 99.5% Limited Partner. Formed in June 2001, PCVLP focused on private equity investments in the telecommunications market. At June 30, 2002, the net book value of the Company’s portion of these investments was approximately $1,247. In addition, the Company had recorded $1,053 of prepaid management service fees to PCVLP. In July 2002, the Company recorded a reserve of $2,300 relating to PCVLP. The Company is continuing to evaluate the PCVLP investments, which consist primarily of investments in private companies whose securities have no actively traded market.

        Peter L. Venetis, the son-in-law of John J. Rigas and a former director of the Company, is the managing director of Praxis Capital Management, LLC.

Property, Plant and Equipment, and Intangible Assets

        As stated previously, the Company’s property, plant and equipment and intangible assets are currently being evaluated by management for asset impairment and other issues. These issues include the ownership of assets, prior capitalization policies, estimated useful lives, amounts allocated to specific assets in connection with acquisitions, and impairment. The complete results of these evaluations are unknown at this time but could result in material adjustments to the net book value of property, plant and equipment and intangible assets at December 31, 2002, 2001, 2000 and 1999, as well as results of operations for the periods then ended.

        As more fully discussed in Note 3, the Company has corrected many of its erroneous accounting policies and practices for PP&E with respect to the accounting for Capitalized Costs and Capitalized Installation and Construction Activities for the seven months ended July 31, 2003. The Company is continuing its review of the historical books and records and other information; accordingly, these issues should not be considered the only issues related to these assets that are under evaluation by the Company, and the Company reserves the right to amend, update or supplement this information.

14. Verizon Acquisition

        On February 28, 2002, Adelphia issued 2,112,305 shares of Adelphia stock to Verizon Media Ventures, Inc., (“Verizon”) in exchange for certain cable systems owned by Verizon in California. Subsequent to this acquisition, certain franchise authorities filed suit against Verizon and Adelphia asserting that Verizon had not received approval from the franchise authorities for the sale as required by the franchise agreement. On May 15, 2002, the courts granted a temporary restraining order to unwind the sale. Because Verizon had vacated the area, the court ordered Adelphia to provide service on behalf of Verizon to customers in the franchise area. In addition, Adelphia was prohibited from using any funds received from these customers and was required to place all funds received from these customers in a trust account. As a result of the March 2002 temporary restraining order, Adelphia deferred the revenue received from these customers but continued to expense the costs of providing services to these customers. In the second quarter of 2003, upon appeal, the preliminary injunction was vacated. The preliminary injunction had no continuing legal effect and Adelphia, upon request, was entitled to use the funds placed in trust. As a result of the appeals court ruling, Adelphia recognized revenue, which had been deferred in prior periods, of $18,100 in June 2003.

15. Net Loss Per Weighted Average Share of Common Stock

        Basic net loss per weighted average share of common stock is computed based on the weighted average number of common shares outstanding after giving effect to dividend requirements on the Company’s preferred stock (see Note 7). Diluted net loss per common share is equal to basic net loss per common share because the Company’s convertible preferred stock and outstanding stock options have an antidilutive effect for the periods presented. In the future, however, the convertible preferred stock and outstanding stock options could have a potentially dilutive effect on earnings per share.

16. Supplemental Cash Flow Information

Interest Paid

        Cash payments for interest were $29,232 and $434,265 for the one and thirteen month periods ended July 31, 2003, respectively. Included in these amounts are cash payments made by the Company of $12,403 and $186,229 for the one and thirteen month periods ended July 31, 2003, respectively, for interest on the co-borrowing credit facilities. Such payments are included in the related party receivables and payables, net in the accompanying unaudited consolidated statements of cash flows.

17. EBITDA

        The following is a summary of Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) from the accompanying unaudited consolidated statements of operations for the one and thirteen month periods ended July 31, 2003. EBITDA is an alternative performance measure that is customarily used by companies that own, operate and manage cable television systems and other related telecommunications businesses. Management believes that EBITDA provides an alternative measure that is useful in evaluating the Company’s liquidity. EBITDA is not a performance measure in accordance with GAAP and the use of EBITDA is not meant to replace or supercede any information presented in accordance with GAAP.

        On January 22, 2003, the SEC issued its final ruling on “Conditions for Use of Non-GAAP Financial Measures” adopting new rules and amendments to address disclosure or release of certain financial information calculated and presented on a basis other than in accordance with GAAP. This ruling, known as Regulation G, requires disclosure or release of such non-GAAP financial measures to include a presentation and reconciliation of the most directly comparable GAAP financial measure. Since EBITDA can be used as either a performance or liquidity measure, presented below is a reconciliation of EBITDA to net loss and net cash provided by operating activities as presented in the accompanying unaudited consolidated financial statements.

Reconciliation of EBITDA to Net Loss Applicable to Common Stockholders

	Month Ended July 31, 2003	Thirteen Months Ended July 31, 2003
EBITDA	$65,998	$736,164
Adjustments to reconcile EBITDA to net loss
applicable to common stockholders:
Depreciation and amortization	(58,926)	(946,092)
Interest expense	(45,205)	(458,072)

Net loss applicable to common stockholders	$(38,133)	$(668,000)

Reconciliation of EBITDA to Net Cash Provided by Operating Activities

	Month Ended July 31, 2003	Thirteen Months Ended July 31, 2003
EBITDA	$65,998	$736,164
Adjustments to reconcile EBITDA to net cash
provided by operating activities:
Amortization of bank financing costs	14,041	25,823
Impairment of long-lived and other assets	--	72,134
Other-than-temporary impairment of investments
and other assets	--	182,253
Minority interest in losses of subsidiaries - net	(3,205)	(9,719)
Gain on sale of assets - net	--	(1,969)
Reorganization expenses due to bankruptcy	6,368	84,415
Non-recurring professional fees, net of amounts paid	(3)	16,238
Change in Assets and Liabilities:
Subscriber receivables - net	2,996	349
Prepaid expenses and other assets - net	6,392	(34,431)
Accounts payable	(19,898)	247,182
Subscriber advance payments and deposits	19,881	32,888
Accrued interest and other liabilities	6,528	38,575
Intercompany receivables and payables - net	(282)	(16,615)
Reorganization expenses paid during the period	(5,244)	(56,002)
Interest expense	(45,205)	(458,072)

Net cash provided by operating activities	$48,367	$859,213

18. Century-ML Cable Venture Bankruptcy Filing

        On September 30, 2002, CMLCV, a 50/50 joint venture between Century and ML Media Partners, L.P. (“ML Media”) filed a voluntary petition to reorganize under Chapter 11 in the Bankruptcy Court. This bankruptcy proceeding is administered separately from that of Adelphia. CMLCV is operating its business as a debtor-in-possession and is continuing to serve its subscribers in three communities in Puerto Rico. At this time, CMLCV is expected to generate sufficient cash to fund foreseeable operations and capital requirements. The CMLCV Chapter 11 filing is not expected to have a material impact on the operations of CMLCV’s subsidiary, Century-ML Cable Corporation, which serves other communities in Puerto Rico.

        As of July 31, 2003, CMLCV’s total assets, total liabilities and equity were $130,879, $14,338 and $116,541, respectively. For the month ended July 31, 2003, CMLCV’s revenue and operating income were $890 and $285, respectively.

        CMLCV, since October 2002, has been filing a separate monthly operating report with the Bankruptcy Court. As more fully disclosed in CMLCV’s separate Monthly Operating Report, there is litigation pending in the Bankruptcy Court between ML Media and CMLCV, Century, the Company and Highland Holdings, L.P. (“Highland”) a Rigas Family partnership. In connection with the parties’ December 13, 2001 Leveraged Recapitalization Agreement (“Recap Agreement”), there is a pre-petition dispute relating primarily to an alleged secured obligation in the amount of $279,800 to ML Media for its 50% ownership in CMLCV. If there is an adverse outcome against the Company relating to this litigation, the Company may be required to pay $279,800 to ML Media for its 50% ownership in CMLCV, in addition to other amounts that may result from the outcome of this litigation, or Century may be required to surrender its 50% ownership in CMLCV to ML Media. A hearing was held on September 24, 2002, and a decision was rendered on January 17, 2003, wherein the Bankruptcy Court; (i) denied all of the parties’ motions for summary judgment on the issue of whether there has been an acceleration of the September 30, 2002 closing date under the Recap Agreement, except that the Bankruptcy Court (ii) found “as a matter of law, that, assuming that the Recap Agreement is enforceable, payment by the Company was due on September 30, 2002 and payment by Adelphia, Century and Highland was due on October 1, 2002, one day later, and that, having failed to make payment, each of the Company, Century and Highland is now in default.” The Bankruptcy Court granted summary judgment only to such extent.

        In a decision and order dated March 31, 2003, the Bankruptcy Court denied ML Media’s request to become manager of the Venture’s cable systems. In a decision and order dated April 21, 2003, the Bankruptcy Court denied ML Media’s motion to dismiss the CMLCV bankruptcy petition, rejecting ML Media’s claim that Century improperly filed the petition without ML Media’s consent.

        On June 9, 2003, Adelphia and Century filed notice of their rejection of the Leveraged Recap Agreement with the Bankruptcy Court. No order has yet been entered by the Bankruptcy Court with respect to the rejection. A court ordered mediation of this dispute began on June 30, 2003. No accrual for the outcome of the litigation is included in the accompanying unaudited financial statements.

19. Customers

        The following table indicates the number of basic customers, digital customers and high speed data customers for the Debtors. The following customer data excludes Non-Filing Entities and Rigas Entities. As further described in its Current Report on Form 8-K filed May 25, 2003, the Company corrected the methodology for calculating customers previously used; therefore, the customer data set forth below may not be comparable to customer data reported prior to this correction.

	July 31, 2003	June 30, 2003
Basic customers	5,099,106	5,116,018
Digital customers	1,790,370	1,775,656
High speed data customers	806,866	781,073

Total revenue generating units	7,696,342	7,672,747

20. Bankruptcy Court Reporting Schedules

        The Bankruptcy Court reporting schedules included in this report beginning on page 22 are for the period from July 1 through July 31, 2003 and have been prepared for the purpose of filing with the Bankruptcy Court and are not required by GAAP. The accompanying Bankruptcy Court reporting schedules, as with all other information contained herein, have been obtained from the books and records of the Company and are unaudited.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Summary
	For the Month Ended July 31, 2003	Reference
Gross wages paid	$46,039,261	Schedule I
Employee payroll taxes withheld	10,394,513	Schedule I
Employer payroll taxes due	3,425,431	Schedule I
Payroll taxes paid*	14,492,198	Schedule II*
Sales and other taxes due	16,009,751	Schedule III
Gross taxable sales	74,103,826	Schedule III
Real estate and personal property taxes paid	1,106,957	Schedule IV
Sales and other taxes paid	6,473,700	Schedule V
Cash disbursements	325,200,689	Schedule VI
Insurance coverage	N/A	Schedule VII

* The amount reported above for payroll taxes paid is based upon the date paid and not the date due.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule I
Court Reporting schedules for Payroll and Payroll Taxes

for the Month Ended July 31, 2003

Week Ending Date	Gross Wages Paid	Employee Payroll Taxes Withheld	Employer Payroll Taxes Due
July 11, 2003	$21,583,607	$ 4,729,667	$ 1,626,164
July 25, 2003	$24,455,654	$ 5,664,846	$ 1,799,267

Total	$46,039,261	$10,394,513	$ 3,425,431

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended July 31, 2003

Payee	Payroll Taxes Paid	Payment Date
VIRGINA EMPLOYMENT COMMISSION	$16	7/1/2003
CITY OF VAN WERT	183	7/3/2003
STATE OF CONNECTICUT	17,452	7/3/2003
STATE OF MARYLAND	867	7/3/2003
STATE OF PENNSYLVANIA	175	7/3/2003
STATE OF VIRGINIA	3,885	7/3/2003
STATE OF WEST VIRGINIA	884	7/3/2003
CITY OF DANVILLE	132	7/9/2003
INTERNAL REVENUE SERVICE	93,794	7/11/2003
NORTH CAROLINA DEPT OF REVENUE	11,897	7/11/2003
OREGON DEPARTMENT OF REVENUE	69	7/11/2003
ALTOONA AREA SCHOOL DISTRICT	931	7/14/2003
ASHLAND FINANCIAL DEPARTMENT	1,317	7/14/2003
BEDFORD COUNTY TAX SERVICE	859	7/14/2003
BETHEL PARK BOROUGH	2,317	7/14/2003
BLAIRSVILLE BORO	5,263	7/14/2003
BOYLE COUNTY COURTHOUSE	382	7/14/2003
BROOKLYN CITY INCOME TAX	215	7/14/2003
BRYAN CITY INCOME TAX	2,195	7/14/2003
CENTRAL TAX BURE(A)	66	7/14/2003
CITY OF BEATTYVILLE	186	7/14/2003
CITY OF BRUNSWICK	285	7/14/2003
CITY OF CARLISLE	45	7/14/2003
CITY OF CYNTHIANA	141	7/14/2003
CITY OF HARRODSBURG	1,200	7/14/2003
CITY OF IRONTON	443	7/14/2003
CITY OF LEBANON	464	7/14/2003
CITY OF MEDEIRA	207	7/14/2003
CITY OF NEW PHILADELPHIA	3,263	7/14/2003
CITY OF PARIS	515	7/14/2003
CITY OF PORT CLINTON	2,159	7/14/2003
CITY OF PORTSMOUTH	2,571	7/14/2003
CITY OF RICHMOND	19,362	7/14/2003
CITY OF RUSSELL	489	7/14/2003
CITY OF STANTON	125	7/14/2003
CITY OF STRUTHERS	961	7/14/2003
CITY OF VANCEBURG	41	7/14/2003
CITY OF VERSAILLES	303	7/14/2003
CITY OF WASHINGTON COURTHOUSE	862	7/14/2003
CITY OF WAVERLY	115	7/14/2003
CLARION WAGE TAX OFFICE	1,339	7/14/2003
CLEARFIELD BORO	97	7/14/2003
COLLECTOR OF TAXES	1,295	7/14/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended July 31, 2003

Payee	Payroll Taxes Paid	Payment Date

COLLEGE TOWNSHIP TREASURE	11,790	7/14/2003
COLUMBUS CITY INCOME TAX	664	7/14/2003
COSHOCTON CITY	991	7/14/2003
DIRECTOR OF FINANCE	902	7/14/2003
GARRARD COUNTY FISCAL COURT	194	7/14/2003
GETTYSBURG AREA SD	593	7/14/2003
HAB-EIT	27,138	7/14/2003
HARRISON COUNTYTAX ADMINISTRAT	99	7/14/2003
HERMITAGE RECEIVER OF TAXES	3,490	7/14/2003
INTERNAL REVENUE SERVICE	5,475,627	7/14/2003
JESSAMINE COUNTY	239	7/14/2003
LAUREL COUNTY	1,055	7/14/2003
LINCOLN CO OCCUPATIONAL LICENSE	68	7/14/2003
LOCK HAVEN	693	7/14/2003
LOGAN CITY INCOME TAX	1,131	7/14/2003
LYKENS BOROUGH	538	7/14/2003
MARION COUNTY TREASURER	464	7/14/2003
MCLEAN COUNTY LICENSE FEE	36	7/14/2003
MERCER COUNTY FISCAL COURT	427	7/14/2003
MIFFCO TAX SERVICE INC	1,100	7/14/2003
MINERVA VILLAGE INCOME TAX	1,267	7/14/2003
MT STERLING	186	7/14/2003
NICHOLASVILLE TREASURER	466	7/14/2003
NORTHWESTERN SD	89	7/14/2003
OCCUPATIONAL TAX ADMINISTRATION	161	7/14/2003
OHIO COUNTY	34	7/14/2003
POWELL COUNTY	125	7/14/2003
PUNXSUTAWNEY BORO	2,349	7/14/2003
RECEIVER OF TAXES	5,290	7/14/2003
RICHLAND TOWNSHIP	145	7/14/2003
ROCHESTER BORO SD	87	7/14/2003
ROWAN COUNTY FINANCE	510	7/14/2003
SANDY TOWNSHIP	268	7/14/2003
SCOTT COUNTY OCCUPA TAX	115	7/14/2003
SCOTT COUNTY SCHOOL DISTRICT	58	7/14/2003
SOMERSET	924	7/14/2003
SPRINGFIELD CITY (A)	70	7/14/2003
STANFORD OCCUPATIONAL TAX	44	7/14/2003
STATE OF ARIZONA	1,730	7/14/2003
STATE OF CALIFORNIA	158,692	7/14/2003
STATE OF COLORADO	45,055	7/14/2003
STATE OF CONNECTICUT	2,080	7/14/2003
STATE OF IDAHO	4,871	7/14/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended July 31, 2003

Payee	Payroll Taxes Paid	Payment Date

STATE OF INDIANA	1,199	7/14/2003
STATE OF KANSAS	558	7/14/2003
STATE OF KENTUCKY	21,534	7/14/2003
STATE OF MAINE	24,307	7/14/2003
STATE OF MASSACHUSETTS	20,769	7/14/2003
STATE OF NEW YORK	111,430	7/14/2003
STATE OF OHIO	68,857	7/14/2003
STATE OF OKLAHOMA	362	7/14/2003
STATE OF PENNSYLVANIA	101,135	7/14/2003
STATE OF SOUTH CAROLINA	5,308	7/14/2003
STATE OF VERMONT	14,072	7/14/2003
STATE OF VIRGINIA	49,715	7/14/2003
SUSAN ROBERTS	255	7/14/2003
TYRONE AREA SCHOOL DISTRICT	144	7/14/2003
VILLAGE OF FAYETTE	94	7/14/2003
VILLAGE OF MILLERSBURG	289	7/14/2003
VILLAGE OF WATERVILLE	2,061	7/14/2003
VILLAGE OF WEST UNITY	24	7/14/2003
WASHINGTON COUNT(A)	52	7/14/2003
WAUSEON INCOME TAX DEPARTMENT	257	7/14/2003
WOODFORD COUNTY	437	7/14/2003
BUREAU OF EMPLOYER TAX OPERATIO	107,066	7/15/2003
BUREAU OF EMPLOYMENT PROGRAMS	4,136	7/15/2003
BUREAU OF EMPLOYMENT SERVICES	46,288	7/15/2003
CENTRAL TAX BUREAU OF P	176,112	7/15/2003
DEPARTMENT OF ECONOMIC SECURITY	15	7/15/2003
DEPARTMENT OF EMPLOYMENT	9,321	7/15/2003
DEPARTMENT OF EMPLOYMENT SECURI	1,348	7/15/2003
DEPARTMENT OF HUMAN RESOURCES	145	7/15/2003
DEPARTMENT OF INDUSTRIAL RELATI	447	7/15/2003
DEPARTMENT OF LABOR	42,769	7/15/2003
DEPARTMENT OF LABOR & EMPLOYMEN	4,111	7/15/2003
DIVISION OF UNEMPLOYMENT INSURA	7,016	7/15/2003
EMPLOYMENT RESOURCES DIVISION	98	7/15/2003
EMPLOYMENT SECURITY COMMISSION	19,691	7/15/2003
EMPLOYMENT SECURITY DEPARTMENT	5,016	7/15/2003
INDIANA DEPARTMENT OF WORKFORCE	274	7/15/2003
MASSACHUSETTS DIVISION OF	30,017	7/15/2003
MONTANA DEPARTMENT OF LABOR	459	7/15/2003
MONTGOMERY COUNTY	43	7/15/2003
NEW HAMPSHIRE DEPARTMENT OF EMP	2,509	7/15/2003
NYS UNEMPLOYMENT INSURANCE	109,943	7/15/2003
OFFICE OF UNEMPLOYMENT INS	1,209	7/15/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended July 31, 2003

Payee	Payroll Taxes Paid	Payment Date

STATE OF UTAH	15	7/15/2003
VIRGINA EMPLOYMENT COMMISSION	3,262	7/15/2003
DEFIANCE CITY INCOME TAX	3,214	7/18/2003
EMPLOYMENT SECURITY COMMISSION	122	7/18/2003
MASS DEPT OF REVENUE	286	7/18/2003
NORTH CAROLINA DEPT OF REVENUE	806	7/18/2003
TREASURER BUTLER COUNTY	20	7/18/2003
EMPLOYMENT SECURITY DEPARTMENT	256	7/21/2003
VERMONT DEPARTMENT OF	6,387	7/21/2003
FIRST UNION ADELPHIA PAYROLL AC	84,459	7/23/2003
CITY OF WASHINGTON COURTHOUSE	517	7/25/2003
EMPLOYMENT SECURITY COMMISSION	148	7/25/2003
INTERNAL REVENUE SERVICE	108,813	7/25/2003
PA DEPT OF REVENUE	378	7/25/2003
TREASURER CITY OF OWENSBORO	37	7/25/2003
ASHTABULA INCOME TAX	550	7/26/2003
BOURBON COUNTY OCCUP	41	7/26/2003
BUREAU OF EMPLOYER TAX OPERATIO	5,487	7/26/2003
CELINA CITY	226	7/26/2003
CENTRAL COLLECTION AGENCY	31,343	7/26/2003
CITY OF CAMBRIDGE	364	7/26/2003
CITY OF CHILLICOTHE	7,980	7/26/2003
CITY OF CINCINNATI	242	7/26/2003
CITY OF CLEVELAND HEIGHTS	4,183	7/26/2003
CITY OF CONNEAUT	194	7/26/2003
CITY OF DANVILLE	413	7/26/2003
CITY OF MACEDONIA	2,805	7/26/2003
CITY OF MARION	877	7/26/2003
CITY OF NEWARK	4,306	7/26/2003
CITY OF PITTSBURGH	817	7/26/2003
CITY OF VAN WERT	171	7/26/2003
COLLEGE TOWNSHIP TREASURE	520	7/26/2003
DIRECTOR OF FINANCE	229	7/26/2003
GREENWOOD VILLAGE	164	7/26/2003
LORAIN CITY TAX	2,567	7/26/2003
MADISON COUNTY	26	7/26/2003
MICHIGAN DEPARTMENT OF REVENUE	207	7/26/2003
MISSISSIPPI STATE TAX COMMISSN	2,509	7/26/2003
NEBRASKA DEPARTMENT OF REVENUE	236	7/26/2003
NORTH CAROLINA DEPT OF REVENUE	13,367	7/26/2003
OREGON DEPARTMENT OF REVENUE	70	7/26/2003
SCHOOL DISTRICT INCOME TAX	2,730	7/26/2003
TREASURER CITY OF OWENSBORO	746	7/26/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended July 31, 2003

Payee	Payroll Taxes Paid	Payment Date

UTAH STATE TAX COMMISSION	528	7/26/2003
VILLAGE OF MINSTER	168	7/26/2003
VILLAGE OF NORTH KINGSVILLE	76	7/26/2003
WEST VIRGINIA DEPT OF TAX & REV	13,995	7/26/2003
INTERNAL REVENUE SERVICE	6,382,338	7/28/2003
STATE OF ALABAMA	4,578	7/28/2003
STATE OF ARIZONA	1,934	7/28/2003
STATE OF CALIFORNIA	211,033	7/28/2003
STATE OF COLORADO	54,097	7/28/2003
STATE OF CONNECTICUT	2,258	7/28/2003
STATE OF GEORGIA	24,946	7/28/2003
STATE OF IDAHO	4,941	7/28/2003
STATE OF INDIANA	1,152	7/28/2003
STATE OF KANSAS	594	7/28/2003
STATE OF KENTUCKY	25,211	7/28/2003
STATE OF MAINE	30,380	7/28/2003
STATE OF MARYLAND	23,370	7/28/2003
STATE OF MASSACHUSETTS	25,362	7/28/2003
STATE OF MONTANA	793	7/28/2003
STATE OF NEW YORK	130,223	7/28/2003
STATE OF OHIO	83,502	7/28/2003
STATE OF OKLAHOMA	371	7/28/2003
STATE OF PENNSYLVANIA	105,348	7/28/2003
STATE OF SOUTH CAROLINA	6,566	7/28/2003
STATE OF VERMONT	19,347	7/28/2003
STATE OF VIRGINIA	59,591	7/28/2003
STATE OF WISCONSIN	772	7/28/2003
MONTANA DEPARTMENT OF REVENUE	793	7/29/2003
ADAMS COUNTY EIT AGENCY	10	7/30/2003
BERKHEIMER ASSOCIATES	60	7/30/2003
CENTRAL TAX BUREAU OF P	1,590	7/30/2003
CENTRAL TAX BUREAU OF PA	10	7/30/2003
DEPARTMENT OF LABOR & EMPLOYMEN	14,265	7/30/2003
EMPLOYMENT DEVELOPMENT DEPT	37,520	7/30/2003
GREENWOOD VILLAGE	164	7/30/2003
HARBORCREEK TOWNSHIP	10	7/30/2003
JOHN LOHMAN	10	7/30/2003
JORDAN TAX SERVICE INC	20	7/30/2003
LAUREL MOUNTAIN TAX COLLECTIONS	10	7/30/2003
RITA	9,998	7/30/2003
SHERRY IVERSON	10	7/30/2003
STATE COLLEGE BOROUGH TAX OFFICE	50	7/30/2003

TOTAL	14,492,198

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended July 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
ADMINISTRATOR ID TRS FUND	$--	$--
ALABAMA DEPT. OF REVENUE	348	5,804
ALAMEDA COUNTY	1	14
ALBANY COUNTY	--	A
ALBEMARLE COUNTY	4,616	A
AMHERST COUNTY TREASURER	8	A
ARIZONA DEPARTMENT OF REVENUE	49	1,320
ARKANSAS DEPARTMENT OF REVENUE	2	31
ARUSF ADMINISTRATION, NECA SERVICES	--	--
ASHLAND INDEPENDENT BOARD OF EDUCATION	11,058	368,592
AUGUSTA COUNTY	10	A
BANK OF AMERICA	--	--
BATH COUNTY SCHOOL DISTRICT	1,987	66,229
BEDFORD CITY	16	A
BEDFORD COUNTY	82	3,185
BEREA COUNTY SCHOOL DISTRICT	1,891	63,043
BLACKSBURG	--	A
BOARD OF EQUALIZATION	278	A
BOARD OF EQUALIZATION	58	741
BOTETOURT COUNTY TREASURER	--	A
BOURBON COUNTY SCHOOL DISTRICT	886	29,522
BOYD COUNTY SCHOOL DISTRICT	3,561	118,705
BOYLE COUNTY SCHOOL DISTRICT	1,590	52,997
BREATHITT COUNTY SCHOOL DISTRICT	970	32,346
BRECKINRIDGE COUNTY BOARD OF EDUCATION	553	18,433
BUCHANAN COUNTY TREASURER	--	A
BUREAU OF TAXATION	100	2,006
BURGIN INDEPENDENT BOARD OF EDUCATION	312	10,415
BUTLER COUNTY SCHOOL DISTRICT	58	1,918
CA TELECONNECT FUND	18	--
CAMPBELL COUNTY TREASURER	141	A
CARTER COUNTY SCHOOL DISTRICT	2,705	90,173
CATTARAUGUS COUNTY	26	A
CCHCF-A	79	37,526
CHARLOTTESVILLE CITY TREASURER	2,190	A
CHAUTAUQUA COUNTY DIRECTOR OF FINANCE	16	A
CHCF-B	1,013	--
CHESTERFIELD COUNTY	226	A
CHESTERFIELD COUNTY	132	2,616
CHIEF FISCAL OFFICER	--	A
CHRISTIANSBURG CITY	--	--

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended July 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CHRISTIANSBURG, TOWN OF	--	A
CITY OF ABERDEEN	2	38
CITY OF ALAHAMBRA	3	57
CITY OF ALAMEDA	--	--
CITY OF ALBION	1	23
CITY OF ARCADIA	15	303
CITY OF ARCATA	--	--
CITY OF ARLINGTON	--	--
CITY OF ASOTIN	--	4
CITY OF AUBURN	--	--
CITY OF AURORA	--	--
CITY OF BALDWIN PARK	4,354	145,146
CITY OF BALDWIN PARK	5	163
CITY OF BEAUMONT	1,951	65,028
CITY OF BEAUMONT	7	227
CITY OF BELLEVUE	--	--
CITY OF BELLFLOWER	1	24
CITY OF BERKELEY	--	6
CITY OF BOTHELL	1	17
CITY OF BRAWLEY	7,742	193,543
CITY OF BRAWLEY	12	300
CITY OF BREMERTON	--	--
CITY OF BURBANK	2	22
CITY OF CALABASAS	4	88
CITY OF CHARLOTTESVILLE	48,034	480,342
CITY OF CHARLOTTESVILLE	14,737	161,151
CITY OF CHEHALIS	--	--
CITY OF CHICO	--	5
CITY OF CHULA VISTA	--	--
CITY OF CITRUS HEIGHTS	--	--
CITY OF CLAREMONT	--	1
CITY OF CLOVERDALE	1	30
CITY OF COLFAX	1	14
CITY OF COLORADO SPRINGS	211	8,423
CITY OF COMPTON	--	--
CITY OF COVINA	6	107
CITY OF CULVER CITY	6	52
CITY OF DEER PARK	--	--
CITY OF DESERT HOT SPRINGS	5	101
CITY OF DOWNEY	--	5
CITY OF EDMONDS	--	2

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended July 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CITY OF EL MONTE	2	29
CITY OF EL SEGUNDO	--	--
CITY OF ELK GROVE	--	15
CITY OF EVERETT	--	--
CITY OF FEDERAL WAY	--	--
CITY OF FONTANA	36,288	725,764
CITY OF FONTANA	15	298
CITY OF GARDENA	--	6
CITY OF GLENDALE	2	33
CITY OF GUNNISON	--	--
CITY OF HARRISONBURG TREASURER	48	A
CITY OF HAWTHORNE	2	48
CITY OF HERMOSA	16	261
CITY OF HERMOSA BEACH	17,310	288,495
CITY OF HOLTVILLE	2,056	41,114
CITY OF HOLTVILLE	2	37
CITY OF HUNTINGTON BEACH	1	28
CITY OF HUNTINGTON PARK	--	--
CITY OF INDIO	1	13
CITY OF INGLEWOOD	2	25
CITY OF KALAMA	7	112
CITY OF KELSO	20	337
CITY OF KELSO	6,753	112,558
CITY OF KENT	--	--
CITY OF KIRKLAND	--	1
CITY OF LA HABRA	25,496	424,931
CITY OF LA HABRA	34	573
CITY OF LA PALMA	--	7
CITY OF LA VERNE	22	542
CITY OF LAKEWOOD	--	--
CITY OF LAKEWOOD	1	18
CITY OF LAWNDALE	--	--
CITY OF LEXINGTON	--	A
CITY OF LEXINGTON	--	--
CITY OF LONG BEACH	16	228
CITY OF LONGVIEW	100	1,664
CITY OF LONGVIEW	22,404	373,402

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended July 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CITY OF LOS ANGELES	--	--
CITY OF LOS ANGELES	1,088	10,876
CITY OF LYNWOOD	--	1
CITY OF MALIBU	--	4
CITY OF MARINA	--	--
CITY OF MARTINVILLE	--	--
CITY OF MARYSVILLE	--	--
CITY OF MAYWOOD	--	1
CITY OF MODESTO	--	--
CITY OF MONTCLAIR	2	56
CITY OF MONTEREY PARK	2	65
CITY OF MORENO VALLEY	56,242	937,373
CITY OF MORENO VALLEY	58	973
CITY OF MOUNTAIN VIEW	--	--
CITY OF MUKILTEO	1	11
CITY OF NORWALK	2	37
CITY OF OAKLAND	1	8
CITY OF OLYMPIA	--	--
CITY OF PACIFIC GROVE	--	--
CITY OF PALM SPRINGS	1	23
CITY OF PALO ALTO	--	--
CITY OF PALOS VERDES ESTATES	--	--
CITY OF PALOUSE	3	49
CITY OF PALOUSE	503	7,179
CITY OF PARAMOUNT	--	9
CITY OF PASADENA	5	62
CITY OF PICO RIVERA	13,401	268,025
CITY OF PICO RIVERA	5	92
CITY OF PLACENTIA	14,046	401,317
CITY OF PLACENTIA	8	234
CITY OF POMONA	--	5
CITY OF PORT HUENEME	8,466	211,654
CITY OF PORT HUENEME	4	93
CITY OF PORTERVILLE	--	5
CITY OF POULSBO	3	52
CITY OF PULLMAN	--	--
CITY OF RANCHO CUCAMONGA	--	--
CITY OF REDMOND	24	297
CITY OF REDONDO BEACH	39,228	825,845
CITY OF REDONDO BEACH	85	1,781
CITY OF RIALTO	44,328	554,106

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended July 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CITY OF RICHLAND	--	6
CITY OF RICHMOND	1,746	A
CITY OF RICHMOND	15,984	101,379
CITY OF RICHMOND	--	--
CITY OF RIVERSIDE	52	652
CITY OF ROANOKE	--	A
CITY OF ROANOKE	--	--
CITY OF ROANOKE	--	--
CITY OF SACRAMENTO	15	227
CITY OF SALEM	1	A
CITY OF SALINAS	1	36
CITY OF SAN BERNARDINO	68,810	860,128
CITY OF SAN BERNARDINO	2	32
CITY OF SAN BUENAVENTURA	31,424	628,489
CITY OF SAN GABRIEL	29	357
CITY OF SAN JOSE	--	--
CITY OF SAN LUIS OBISPO	--	--
CITY OF SAN MARINO	--	1
CITY OF SANTA ANA	--	--
CITY OF SANTA BARBARA	37	611
CITY OF SANTA CRUZ	1	--
CITY OF SANTA MONICA	135,372	1,353,724
CITY OF SANTA MONICA	--	2
CITY OF SANTA ROSA	155	1,552
CITY OF SEA SIDE	--	5
CITY OF SEAL BEACH	--	--
CITY OF SEATTLE	--	1
CITY OF SEQUIM	1	20
CITY OF SIERRA MADRE	11	101
CITY OF SOUTH PASADENA	2	34
CITY OF SPOKANE	1	21
CITY OF STANTON	1	21
CITY OF STOCKTON	--	3
CITY OF SUNNYVALE	--	--
CITY OF TACOMA	2	30
CITY OF TORRANCE	--	--
CITY OF TORRANCE	--	5
CITY OF TURNWATER	--	4
CITY OF VALLEJO	4	59
CITY OF VANCOUVER	--	--
CITY OF VENTURA	--	--

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended July 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CITY OF VENTURA	1	10
CITY OF WAYNESBORO	27,529	275,286
CITY OF WESTMINISTER	46	911
CITY OF WESTPORT	2	41
CITY OF WHITTIER	--	10
CITY OF WINCHESTER	16,172	161,724
CITY OF WINLOCK	1	23
CITY OF WOODLAND	1	19
CITY OF YAKIMA	11	215
CITY OF ZILLAH	--	--
CITY TREASURER	--	A
CLARKE COUNTY	2	A
CLINTON COUNTY TREASURER	--	A
CLOVERPORT INDEPENDENT SCHOOL DISTRICT	295	9,827
CO DEPT OF REVENUE	143	--
COLONIAL HEIGHTS, CITY OF	--	A
COLORADO DEPT. OF REVENUE	843	30,818
COLORADO DEPT. OF REVENUE	2,977	94,062
COLUMBIA COUNTY TREASURER	--	A
COMMISSIONER OF REVENUE SERVICES	76,745	1,461,819
COMMISSIONER OF REVENUE SERVICES	92,196	1,536,594
COMMISSIONER OF TAXATION	--	--
COMMONWEALTH OF MASSACHUSETTS	3,122	62,445
COMMONWEALTH OF MASSACHUSETTS	40	803
COMPTROLLER OF MARYLAND	10,468	209,356
COMPTROLLER OF PUBLIC ACCOUNTS	29	333
COMPTROLLER, CITY OF BUFFALO	12,800	426,667
COUNTY OF ALBEMARLE	8,725	93,565
COUNTY OF GOOCHLAND	--	A
COUNTY OF LOS ANGELES	1,208	24,135
COUNTY OF MONTGOMERY	9,182	91,821
COUNTY OF SACRAMENTO	1	14
CULPEPPER COUNTY TREASURER	--	A
DANVILLE INDEPENDENT SCHOOL DISTRICT	4,727	157,581
DAVIESS COUNTY BOARD OF EDUCATION	16,057	535,219
DAVIESS COUNTY SCHOOL DISTRICT	325	10,828
DEPARTMENT OF TAX & REVENUE (WEST VIRGINIA)	229,469	13,768
E-911 AUTHORITY	--	A
ELLIOT COUNTY SCHOOL DISTRICT	218	7,268
ERIE COUNTY COMPTROLLER	5,799	A
ESSEX COUNTY TREASURER	--	A

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended July 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

FAUQUIER COUNTY	24	A
FLORIDA C.S.T. FUND	1,120,479	160,461
FLORIDA DEPARTMENT OF REVENUE	2,906,547	20,815,313
FLORIDA DEPARTMENT OF REVENUE	136,964	2,318,973
FRANKLIN COUNTY PUBLIC SAFETY	2	A
FRANKLIN COUNTY SCHOOL DISTRICT	93	3,087
FREDERICK COUNTY	190	A
GARRAD COUNTY SCHOOL DISTRICT	1,614	53,814
GENESEE, COUNTY OF	11	A
GEORGIA DEPARTMENT OF REVENUE	13,795	205,607
GILES	--	A
GREENE COUNTY	14	A
HALIFAX COUNTY TREASURER	3	A
HANCOCK COUNTY BOARD OF EDUCATION	805	26,840
HANOVER COUNTY	99	29,020
HANOVER COUNTY TREASURER	353	A
HARLAN COUNTY SCHOOL DISTRICT	224	7,451
HARRISON COUNTY SCHOOL DISTRICT	2,905	96,850
HARRODSBURG INDEPENDENT BOARD OF EDUCATION	2,713	90,437
HENDERSON COUNTY BOARD OF EDUCATION	2,104	70,125
HENRICO COUNTY	1,425	A
HENRICO COUNTY	2,880	37,746
HENRY COUNTY TREASURER	--	A
ID USF	35	13,882
IDAHO STATE TAX COMMISSION	1,737	28,947
IL DEPT OF REVENUE	--	--
ILLINOIS DEPARTMENT OF REVENUE	--	--
INDIANA DEPARTMENT OF REVENUE	--	--
INDIANA DEPARTMENT OF REVENUE	29,770	496,163
INTERNAL REVENUE SERVICE	66,720	2,223,971
JACKSON INDEPENDENT SCHOOLS	476	15,868
JESSAMINE COUNTY BOARD OF EDUCATION	7,633	254,428
KANSAS DEPT. OF REVENUE	16,439	225,178
KENTON COUNTY SCHOOL DISTRICT	--	--
KENTUCKY REVENUE CABINET	2,012	33,509
LAUREL COUNTY SCHOOL DISTRICT	10,379	345,982
LEE COUNTY SCHOOL DISTRICT	1,219	40,619
LESLIE COUNTY SCHOOL DISTRICT	906	30,195
LETCHER COUNTY BOARD OF EDUCATION	826	27,544
LEWIS COUNTY BOARD OF EDUCATION	972	38,892

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended July 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

LEWIS COUNTY SCHOOL DISTRICT	497	19,862
LINCOLN COUNTY BOARD OF EDUCATION	1,348	44,928
LOGAN COUNTY SCHOOL DISTRICT	41	1,379
LYNCHBURG, CITY OF	371	A
MADISON COUNTY SCHOOL DISTRICT	18,275	609,141
MAINE REVENUE SERVICES	269,112	5,382,259
MANAGER OF REVENUE	--	--
MARION COUNTY BOARD OF EDUCATION	2,484	82,789
MARTINSVILLE, CITY OF - TREASURER	--	A
MATTHEWS, CAROLE, TREASURER	--	20,327
MCLEAN COUNTY SCHOOL DISTRICT	447	14,876
MENIFEE COUNTY SCHOOL DISTRICT	473	15,772
MERCER COUNTY SCHOOL DISTRICT	1,743	58,088
MINNESOTA DEPARTMENT OF REVENUE	6	182
MISSISSIPPI STATE TAX COMMISSION	40,638	580,549
MISSISSIPPI STATE TAX COMMISSION	1,792	25,597
MONTANA DEPT. OF REVENUE	19	511
MONTGOMERY COUNTY 911	--	A
MONTGOMERY COUNTY TREASURER	--	A
MOPSU	--	--
MORGAN COUNTY SCHOOL DISTRICT	2,022	67,383
MTEAF	--	--
NC DEPARTMENT OF REVENUE	13,652	193,514
NE PSC	--	--
NECA KUSF	--	--
NECA PAUSF	1,580	--
NECA TX USF	7	--
NECA VUSF	252	19,865
NELSON COUNTY BOARD OF EDUCATION	1,089	36,290
NICHOLAS COUNTY SCHOOL DISTRICT	996	33,214
NJ DIVISION OF TAXATION	954	15,891
NORTON CITY OF	--	A
NYS ESTIMATED CORPORATION TAX	4,117	1,830,920
NYS ESTIMATED CORPORATION TAX	39,694	1,587,770
NYS ESTIMATED CORPORATION TAX	1,038	41,564
NYS SALES TAX PROCESSING	79,594	1,020,735
OHIO COUNTY SCHOOL DISTRICT	17	580
OKLAHOMA TAX COMMISSION	955	16,965
ORLEANS COUNTY TREASURER	4	A
OSET	--	A
OTSEGO, COUNTY OF	--	A

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended July 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

OWENSBORO BOARD OF EDUCATION	11,474	382,458
OWSLEY COUNTY BOARD OF EDUCATION	434	14,483
PA DEPARTMENT OF REVENUE	183,494	3,361,524
PA DEPARTMENT OF REVENUE	217	13
PA DEPT. OF REVENUE	4,792	95,801
PAGE COUNTY	15	A
PARIS INDEPENDENT SCHOOL DISTRICT	4,295	143,150
PATRICK COUNTY E911 FUND	--	A
PERRY COUNTY SCHOOL DISTRICT	264	8,794
PITTSYLVANIA COUNTY	129	A
POWELL COUNTY SCHOOL DISTRICT	3,133	104,430
POWHATTAN COUNTY TREASURER	36	A
PSC	--	--
PSU	235	--
PUC/OREGON UNIVERSAL SERVICE FUND	--	--
PULASKI COUNTY TREASURER	1	A
PULASKI, TOWN OF	--	A
RADFORD COUNTY	--	A
RHODE ISLAND DIVISION OF TAXATION	16	236
ROANOKE COUNTY	9	A
ROCKCASTLE COUNTY SCHOOL DISTRICT	1,270	42,344
RUSSELL INDEPENDENT SCHOOL DISTRICT	6,504	216,784
SARATOGA COUNTY TREASURER	--	A
SCHENECTADY COUNTY	--	A
SCHOHARIE COUNTY TREASURER	3	A
SCOTT COUNTY SCHOOL DISTRICT	9,395	313,150
SOUTH CAROLINA DEPT. OF REVENUE	60,077	961,048
SPOTSYLVANIA COUNTY	48	A
STATE OF CONNECTICUT	4,373,481	262,409
STATE OF CONNECTICUT (GROSS RECEIPTS)	4,505,125	225,256
STATE OF MICHIGAN	165	2,750
STATE OF NEW HAMPSHIRE	--	A
STATE OF NEW HAMPSHIRE	2,394	34,199
STATE OF NEW HAMPSHIRE	60,322	861,741
STATE OF NORTH DAKOTA	--	--
STATE TAX DEPARTMENT	239,184	3,986,427
STAUNTON COUNTY	52	A
TAZEWELL COUNTY	--	A
TN DEPARTMENT OF REVENUE	58,618	647,037
TOWN OF BLACKSBURG	13,876	138,758
TOWN OF MT CRESTED BUTTE	1,258	27,956

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended July 31, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

TOWN OF SOUTH BOSTON	4,643	46,435
TOWN OF VINTON	--	--
TREASURER STATE OF MAINE	--	A
TREASURER STATE OF OHIO	125,327	1,708,435
UNION COUNTY SCHOOL DISTRICT	2,777	92,560
USAC	68,034	--
VERMONT DEPARTMENT OF TAXES	259,994	5,199,905
VERMONT DEPARTMENT OF TAXES	874	20,039
VINTON TREASURER	--	A
VIRGINIA DEPARTMENT OF TAXATION	8,083	179,658
WARREN COUNTY TREASURER	12	A
WASHINGTON COUNTY ADMINISTRATORS	--	A
WASHINGTON COUNTY BOARD OF EDUCATION	162	5,412
WASHINGTON DEPT. OF REVENUE	1,694	21,810
WEBSTER COUNTY BOARD OF EDUCATION	801	26,705
WINCHESTER CITY TREASURER	789	A
WISCONSIN DEPARTMENT OF REVENUE	7	187
WOLFE COUNTY SCHOOL DISTRICT	683	22,775
WOODFORD COUNTY BOARD OF EDUCATION	6,987	232,903
WYOMING COUNTY TREASURER	8	A
WYOMING DEPARTMENT OF REVENUE	5	129
WYUSF	--	--

Total	$16,009,751	$74,103,826

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended July 31, 2003

Payee	Amount Paid	Check Date
ADDISON TOWN	$4,052	7/1/2003
ALLEGANY VILLAGE TAX COLLECTOR	487	7/1/2003
BOROUGH OF COUDERSPORT	910	7/1/2003
BOROUGH OF WEST HOMESTEAD	251	7/1/2003
CITY OF LEBANON	5,450	7/1/2003
CITY OF UTICA NY	12,922	7/1/2003
COUNTY OF LOUDOUN	1,915	7/1/2003
EMPORIA CITY TREASURER	3,002	7/1/2003
HEBRON TOWNSHIP TREASURER	49	7/1/2003
HOMER TOWNSHIP	1,250	7/1/2003
LOS ANGELES COUNTY	2,852	7/1/2003
MOULTONBOROUGH	312	7/1/2003
NYC DEPT OF FINANCE	9,584	7/1/2003
ORANGE COUNTY	217	7/1/2003
SAN DIEGO COUNTY	29,382	7/1/2003
STARK TOWN TAX COLLECTOR	131	7/1/2003
TOWN OF AMESBURY	37	7/1/2003
TOWN OF CHARLESTOWN	658	7/1/2003
TOWN OF MONT VERNON	1,077	7/1/2003
TOWNSHIP OF EULALIA	1,231	7/1/2003
WILMOT TOWN	321	7/1/2003
WOLCOTT TOWN	226	7/1/2003
WOODSTOCK TOWN	552	7/1/2003
EASTLAKE COMMERCIAL	17	7/2/2003
ORANGE COUNTY	1,613	7/3/2003
GE CAPITAL FLEET SERVICES	2,556	7/8/2003
DILLON COUNTY TREASURER	267	7/9/2003
JAMES BRADY	1,129	7/10/2003
MARINA LAKES GOLF COURSE	1,048	7/10/2003
SUTHERLAND CORPORATION	516	7/11/2003
DORIS LAWTON	783	7/14/2003
PITNEY BOWES CREDIT CORPORATION	40	7/15/2003
TOWN OF MARSHFIELD	8,294	7/16/2003
TOWN OF OLD LYME	330	7/16/2003
CITY OF GLOUCESTER	9,336	7/17/2003
GREENE COUNTY TRUSTEE	--	7/17/2003
IOS CAPITAL	109	7/17/2003
LEWISPORT CITY COLLECTOR	504	7/17/2003
BOTETOURT COUNTY TREASURER	242	7/18/2003
BUFFALO CITY	41,137	7/18/2003
CARROLL COUNTY COMMISSIONERS	6,570	7/18/2003
CITY OF AUBURN	82,684	7/18/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended July 31, 2003

Payee	Amount Paid	Check Date

CITY OF BUFFALO TREASURER	262,673	7/18/2003
CITY OF NORTH ADAMS	7,338	7/18/2003
COUNTY OF HENRICO	513	7/18/2003
DE LAGE LANDEN FINANCIAL SERV	303	7/18/2003
FREDERICK COUNTY	--	7/18/2003
FREDRICK COUNTY TREASURER	955	7/18/2003
IREDELL COUNTY TAX COLLECTOR	1,108	7/18/2003
LARRY SCHREDER	665	7/18/2003
PLYMOUTH TOWN	17,390	7/18/2003
SPRING TOWNSHIP COL	139	7/18/2003
TOWN OF ABINGTON TREASURER	4,347	7/18/2003
TOWN OF AMESBURY	19,540	7/18/2003
TOWN OF BOURNE	5,368	7/18/2003
TOWN OF CARMEL	97	7/18/2003
TOWN OF DETROIT TAX COLLECTOR	868	7/18/2003
TOWN OF DUXBURY	9,927	7/18/2003
TOWN OF KINGSTON	2,703	7/18/2003
TOWN OF MARS HILL	100	7/18/2003
TOWN OF MARSHFIELD	1,714	7/18/2003
TOWN OF MERRIMAC	1,485	7/18/2003
TOWN OF OAK BLUFFS	785	7/18/2003
TOWN OF PEMBROKE TAX COLLECTOR	5,610	7/18/2003
TOWN OF SANDWICH	11,181	7/18/2003
TOWN OF SHEFFIELD MA	345	7/18/2003
TOWN OF TISBURY	2,644	7/18/2003
VILLAGE PROPERTIES	853	7/18/2003
BURLINGTON CITY	14,811	7/21/2003
DAVIESS COUNTY CLERK	45	7/21/2003
HIRAM TOWN	3,814	7/21/2003
HUNTINGTON TOWN	1,740	7/21/2003
JOHNSON TOWN TREASURER	1,679	7/21/2003
LAS ANIMAS COUNTY TREASURER	156	7/21/2003
MORENCI CITY	1,029	7/21/2003
SOUTH BRISTOL TOWN COLLECTOR	711	7/21/2003
ST ALBANS TOWN	3,782	7/21/2003
TOWN OF CARMEL	2,730	7/21/2003
TOWN OF FRENCHVILLE	2,629	7/21/2003
TOWN OF LUDLOW	1,383	7/21/2003
TOWN OF MARS HILL	6,898	7/21/2003
TOWN OF OXFORD TAX COLLECTOR	3,738	7/21/2003
TOWN OF ROXBURY	858	7/21/2003
TOWN OF SHELBURNE	11,794	7/21/2003
TOWN OF UNDERHILL	2,380	7/21/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended July 31, 2003

Payee	Amount Paid	Check Date

TOWN OF WALLAGRASS	958	7/21/2003
TOWN OF WATERBURY	2,258	7/21/2003
BERNARD M & SYLVIA D CARLTON	131	7/23/2003
CAL & JOANNE FAMILY LTD PRTNRSP	200	7/23/2003
CANYON SPRINGS PLAZA, LLC	310	7/23/2003
PACIFIC CORPORATE STRUCTURES	1,637	7/23/2003
BLACKBURN CENTER, LLC	433	7/25/2003
CITY OF HARTFORD	3,229	7/25/2003
CITY OF HOPEWELL	1,220	7/25/2003
CITY OF SOUTH BURLINGTON	12,254	7/25/2003
CITY OF WATERBURY	14,478	7/25/2003
EASTLAKE COMMERCIAL	69	7/25/2003
ESSEX TOWN TAX COLLECTOR	1,929	7/25/2003
FAIR HAVEN TOWN TREASURER	3,716	7/25/2003
GARRETT COUNTY TREASURER	3,020	7/25/2003
HARRINGTON TOWN	3,312	7/25/2003
KIR TEMECULA L.P.	105	7/25/2003
MANCHESTER-BY-THE-SEA	2,523	7/25/2003
PASQUOTANK COUNTY TAX COLLECTOR	71,071	7/25/2003
TAX COLLECTOR OF SEYMOUR	21,388	7/25/2003
TAX COLLECTOR TOWN OF PLYMOUTH	915	7/25/2003
TOWN OF BERLIN	18,229	7/25/2003
TOWN OF GREENE	7,084	7/25/2003
TOWN OF MIDDLEBURY	8,200	7/25/2003
TOWN OF OAKLAND	10,484	7/25/2003
TOWN OF ROCHESTER	440	7/25/2003
TOWN OF ROCKINGHAM	10,124	7/25/2003
TOWN OF ST AGATHA	1,778	7/25/2003
TOWN OF STARKSBORO	3,276	7/25/2003
TOWN OF UNION BRIDGE	720	7/25/2003
WALLINGFORD FIRE DISTRICT	258	7/25/2003
WEST RUTLAND TOWN	7,278	7/25/2003
CITY OF AUBURN	472	7/26/2003
NASH COUNTY TAX COLLECTOR	18,924	7/26/2003
ROWAN COUNTY	--	7/26/2003
TOWN OF BRATTLEBORO	7,287	7/26/2003
TOWN OF EUSTIS	4,282	7/26/2003
TOWN OF JERICHO	9,245	7/26/2003
TOWN OF OWL'S HEAD	--	7/26/2003
TOWN OF PUTNEY	6,232	7/26/2003
TOWN OF SPRINGFIELD	6,941	7/26/2003
CITY OF ROANOKE RAPIDS	5,863	7/29/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended July 31, 2003

Payee	Amount Paid	Check Date

CITY OF SOUTH BURLINGTON	24,003	7/29/2003
FREDERICK COUNTY	11,097	7/29/2003
ROWAN COUNTY	8,834	7/29/2003
SHERIFF OF PRESTON COUNTY	144	7/29/2003
TOWN OF CAVENDISH	12,750	7/29/2003
TREASURER	5,585	7/29/2003
BERKELEY COUNTY	2,885	7/30/2003
CALHOUN COUNTY	1,160	7/30/2003
CANYON SPRINGS PLAZA, LLC	23	7/30/2003
COUNTY OF WAYNE SHERIFF	1,490	7/30/2003
DORIS LAWTON	145	7/30/2003
JEFFERSON COUNTY	93,135	7/30/2003
NORWICH TOWN TREASURER	10,667	7/30/2003
POCAHONTAS COUNTY	2,164	7/30/2003
SPRING HOPE TOWN	1,272	7/30/2003
ST ALBANS TOWN	3,487	7/30/2003
TOWN OF SHELBURNE	2,972	7/30/2003

Total	$1,106,957

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended July 31, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
ALBEMARLE COUNTY	911 Surcharge	4,686	7/25/2003
AMHERST COUNTY	911 Surcharge	8	7/25/2003
BOARD OF EQUALIZATION	911 Surcharge	302	7/25/2003
CAMPBELL COUNTY	911 Surcharge	192	7/25/2003
CATTARAUGUS COUNTY	911 Surcharge	25	7/25/2003
CHESTERFIELD COUNTY	911 Surcharge	230	7/21/2003
CITY OF CHARLOTTESVILLE	911 Surcharge	2,210	7/25/2003
CITY OF DANVILLE	911 Surcharge	3,986	7/25/2003
CITY OF HARRISONBURG TREASURER	911 Surcharge	48	7/25/2003
CITY OF LYNCHBURG	911 Surcharge	414	7/25/2003
CITY OF RADFORD	911 Surcharge	3,777	7/8/2003
CITY OF RICHMOND	911 Surcharge	1,855	7/25/2003
CITY OF SALEM	911 Surcharge	106	7/25/2003
CITY OF STAUNTON	911 Surcharge	52	7/25/2003
CITY OF WINCHESTER	911 Surcharge	1,642	7/25/2003
COLUMBIA COUNTY TREASURER	911 Surcharge	4	7/25/2003
COUNTY OF AUGUSTA TREASURER	911 Surcharge	10	7/25/2003
COUNTY OF FREDERICK	911 Surcharge	160	7/25/2003
COUNTY OF GENESEE	911 Surcharge	11	7/25/2003
COUNTY OF HALIFAX	911 Surcharge	7	7/25/2003
DIRECTOR OF FINANCE	911 Surcharge	16	7/25/2003
ERIE COUNTY COMPTROLLER	911 Surcharge	5,841	7/25/2003
FAUQUIER COUNTY TREASURER	911 Surcharge	24	7/25/2003
GILES COUNTY TREASURERS OFFICE	911 Surcharge	2,014	7/8/2003
GREENE COUNTY	911 Surcharge	16	7/25/2003
HENRICO COUNTY	911 Surcharge	1,497	7/25/2003
MONTGOMERY COUNTY 911	911 Surcharge	5	7/25/2003
ORLEANS COUNTY TREASURER	911 Surcharge	7	7/25/2003
PAGE COUNTY	911 Surcharge	15	7/25/2003
PITTSYLVANIA COUNTY	911 Surcharge	132	7/25/2003
POWHATAN COUNTY TREASURER	911 Surcharge	34	7/25/2003
SPOTSYLVANIA COUNTY	911 Surcharge	48	7/25/2003
TREASURER OF HANOVER COUNTY	911 Surcharge	384	7/25/2003
WARREN COUNTY TREASURER	911 Surcharge	12	7/25/2003
WYOMING COUNTY NY	911 Surcharge	8	7/25/2003
INTERNAL REVENUE SERVICE	Federal Excise Tax	40,017	7/10/2003
INTERNAL REVENUE SERVICE	Federal Excise Tax	34,046	7/25/2003
ALABAMA DEPARTMENT OF REVENUE	Gross Receipts Tax	369	7/16/2003
ALAMEDA COUNTY	Gross Receipts Tax	6	7/18/2003
ANDERSON COUNTY SCHOOL BOARD	Gross Receipts Tax	118	7/17/2003
ARIZONA DEPARTMENT OF REVENUE	Gross Receipts Tax	19	7/15/2003
BATH COUNTY SCHOOL D	Gross Receipts Tax	78	7/18/2003
BOURBON COUNTY SCHOOL	Gross Receipts Tax	83	7/17/2003
BOYD COUNTY SCHOOL D	Gross Receipts Tax	266	7/17/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended July 31, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

BOYLE COUNTY SCHOOL DISTRICT	Gross Receipts Tax	77	7/17/2003
BREATHITT COUNTY SCH	Gross Receipts Tax	44	7/17/2003
CALIFORNIA HIGH COST FUND - A	Gross Receipts Tax	83	7/7/2003
CALIFORNIA HIGH COST FUND-B	Gross Receipts Tax	874	7/7/2003
CARTER COUNTY SCHOOL	Gross Receipts Tax	65	7/18/2003
CITY OF MONTEREY PARK	Gross Receipts Tax	5	7/18/2003
CITY OF ARCADIA	Gross Receipts Tax	18	7/18/2003
CITY OF BALDWIN PARK	Gross Receipts Tax	5	7/18/2003
CITY OF BEAUMONT	Gross Receipts Tax	9	7/18/2003
CITY OF BERKELEY	Gross Receipts Tax	6	7/18/2003
CITY OF BRAWLEY	Gross Receipts Tax	11	7/18/2003
CITY OF CALABASAS	Gross Receipts Tax	8	7/18/2003
CITY OF COLFAX	Gross Receipts Tax	6	7/10/2003
CITY OF COVINA	Gross Receipts Tax	7	7/18/2003
CITY OF CULVER CITY	Gross Receipts Tax	5	7/18/2003
CITY OF DESERT HOT SPRINGS	Gross Receipts Tax	9	7/18/2003
CITY OF EVERETT	Gross Receipts Tax	1	7/18/2003
CITY OF FONTANA	Gross Receipts Tax	17	7/18/2003
CITY OF GLENDALE	Gross Receipts Tax	5	7/18/2003
CITY OF HAWTHORNE	Gross Receipts Tax	7	7/18/2003
CITY OF HERMOSA BEACH	Gross Receipts Tax	18	7/18/2003
CITY OF HOLTVILLE	Gross Receipts Tax	5	7/18/2003
CITY OF KALAMA	Gross Receipts Tax	15	7/18/2003
CITY OF KELSO	Gross Receipts Tax	81	7/10/2003
CITY OF LA HABRA	Gross Receipts Tax	44	7/18/2003
CITY OF LA VERNE	Gross Receipts Tax	26	7/18/2003
CITY OF LONG BEACH	Gross Receipts Tax	14	7/18/2003
CITY OF LONGVIEW	Gross Receipts Tax	252	7/10/2003
CITY OF LOS ANGELES	Gross Receipts Tax	1,258	7/18/2003
CITY OF MORENO VALLEY	Gross Receipts Tax	71	7/18/2003
CITY OF PALM SPRINGS	Gross Receipts Tax	6	7/18/2003
CITY OF PASADENA	Gross Receipts Tax	5	7/18/2003
CITY OF PICO RIVERA	Gross Receipts Tax	9	7/18/2003
CITY OF PLACENTIA	Gross Receipts Tax	9	7/18/2003
CITY OF PORT HUENEME	Gross Receipts Tax	21	7/18/2003
CITY OF PULLMAN	Gross Receipts Tax	28	7/18/2003
CITY OF REDONDO BEACH	Gross Receipts Tax	81	7/18/2003
CITY OF RIVERSIDE	Gross Receipts Tax	20	7/18/2003
CITY OF SACRAMENTO	Gross Receipts Tax	7	7/18/2003
CITY OF SAN BERNARDINO	Gross Receipts Tax	16	7/18/2003
CITY OF SANTA ANA	Gross Receipts Tax	38	7/18/2003
CITY OF SANTA MONICA	Gross Receipts Tax	190	7/18/2003
CITY OF SEAL BEACH	Gross Receipts Tax	11	7/18/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended July 31, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

CITY OF SIERRA MADRE	Gross Receipts Tax	9	7/18/2003
CITY OF TORRANCE	Gross Receipts Tax	8	7/18/2003
CITY OF VANCOUVER	Gross Receipts Tax	6	7/18/2003
CITY OF VENTURA	Gross Receipts Tax	42	7/18/2003
CITY OF WHITTIER	Gross Receipts Tax	14	7/18/2003
CITY OF WOODLAND	Gross Receipts Tax	45	7/22/2003
CITY OF YAKIMA	Gross Receipts Tax	2	7/18/2003
CLARK COUNTY SCHOOL	Gross Receipts Tax	198	7/17/2003
COLORADO DEPARTMENT OF REVENUE	Gross Receipts Tax	143	7/3/2003
COLORADO DEPARTMENT OF REVENUE	Gross Receipts Tax	111	7/14/2003
COMPTROLLER, CITY OF BUFFALO	Gross Receipts Tax	28,172	7/25/2003
DAVIESS CO BOARD OF EDUCATION	Gross Receipts Tax	381	7/17/2003
DEAF TRUST	Gross Receipts Tax	119	7/7/2003
FAYETTE COUNTY PUBLIC SC	Gross Receipts Tax	39	7/17/2003
FLEMING COUNTY SCHOOL DISTRICT	Gross Receipts Tax	60	7/18/2003
FLORIDA DEPT OF REVENUE	Gross Receipts Tax	4,861	7/21/2003
FRANKLIN COUNTY SCHOOL DISTRICT	Gross Receipts Tax	22	7/18/2003
GARRARD COUNTY SCHOOL DISTRICT	Gross Receipts Tax	63	7/18/2003
GEORGIA DEPARTMENT OF REVENUE	Gross Receipts Tax	74	7/16/2003
HANCOCK COUNTY BOARD OF	Gross Receipts Tax	27	7/18/2003
HARRISON COUNTY SCHOOL DISTRICT	Gross Receipts Tax	43	7/17/2003
HENDERSON CO BOARD OF EDUCATION	Gross Receipts Tax	51	7/18/2003
IDAHO UNIVERSAL SERVICE FUND	Gross Receipts Tax	35	7/10/2003
ILLINOIS DEPARTMENT OF REVENUE	Gross Receipts Tax	4	7/15/2003
JESSAMINE COUNTY BOARD OF EDUCA	Gross Receipts Tax	127	7/17/2003
KANSAS DEPT OF REVENUE	Gross Receipts Tax	18	7/22/2003
KNOX COUNTY BOARD OF EDUCATION	Gross Receipts Tax	35	7/18/2003
LAUREL COUNTY SCHOOL	Gross Receipts Tax	240	7/17/2003
LEE COUNTY SCHOOL DI	Gross Receipts Tax	44	7/18/2003
LETCHER COUNTY BOARD OF EDUCATI	Gross Receipts Tax	46	7/18/2003
LEWIS COUNTY BOARD OF	Gross Receipts Tax	15	7/17/2003
LINCOLN COUNTY BOARD OF EDUCATI	Gross Receipts Tax	36	7/17/2003
MADISON COUNTY SCHOOL DISTRICT	Gross Receipts Tax	49	7/17/2003
MARION COUNTY SCHOOL	Gross Receipts Tax	32	7/17/2003
MCLEAN COUNTY SCHOOL DISTRICT	Gross Receipts Tax	39	7/18/2003
MERCER COUNTY SCHOOL DISTRICT	Gross Receipts Tax	128	7/17/2003
MINNESOTA REVENUE	Gross Receipts Tax	--	7/21/2003
MISSISSIPPI STATE TAX COMMISSIO	Gross Receipts Tax	10	7/3/2003
MONTANA DEPT OF REVENUE	Gross Receipts Tax	19	7/18/2003
MONTGOMERY COUNTY SCHOOL DISTRI	Gross Receipts Tax	132	7/17/2003
MORGAN COUNTY SCHOOL	Gross Receipts Tax	32	7/18/2003
NECA KUSF	Gross Receipts Tax	19	7/15/2003
NECA MTEAF	Gross Receipts Tax	34	7/15/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended July 31, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

NECA PAUSF	Gross Receipts Tax	1,580	7/15/2003
NECA TX USF	Gross Receipts Tax	7	7/10/2003
NECA VUSF	Gross Receipts Tax	248	7/22/2003
NELSON COUNTY BOARD OF EDUCATIO	Gross Receipts Tax	21	7/18/2003
NICHOLAS COUNTY SCHO	Gross Receipts Tax	34	7/18/2003
OHIO COUNTY SCHOOL DISTRICT	Gross Receipts Tax	44	7/18/2003
OWSLEY COUNTY BOARD OF EDUCATIO	Gross Receipts Tax	77	7/18/2003
PA DEPARTMENT OF REVENUE	Gross Receipts Tax	235	7/21/2003
POWELL COUNTY SCHOOL	Gross Receipts Tax	55	7/18/2003
PUBLIC SERVICE COMMISSION	Gross Receipts Tax	235	7/22/2003
ROWAN COUNTY SCHOOL DISTRICT	Gross Receipts Tax	86	7/17/2003
SACRAMENTO COUNTY COLLECTOR	Gross Receipts Tax	3	7/18/2003
SCOTT COUNTY SCHOOL	Gross Receipts Tax	136	7/17/2003
STATE OF CONNECTICUT	Gross Receipts Tax	616,422	07/31/03
STATE OF NEW HAMPSHIRE	Gross Receipts Tax	2,268	7/15/2003
TENNESSEE DEPT OF REVENUE	Gross Receipts Tax	99	7/17/2003
TREASURER OF STATE OF OHIO	Gross Receipts Tax	1,344	7/23/2003
UNION COUNTY SCHOOL DISTRICT	Gross Receipts Tax	33	7/18/2003
UNIVERSAL SERVICE ADMINSTRATIVE	Gross Receipts Tax	56,661	7/3/2003
WASHINGTON COUNTY BOARD OF EDU	Gross Receipts Tax	74	7/18/2003
WASHINGTON DEPT OF REVENUE	Gross Receipts Tax	55	7/25/2003
WOLFE COUNTY SCHOOL	Gross Receipts Tax	59	7/18/2003
WOODFORD COUNTY BOARD OF ED	Gross Receipts Tax	85	7/17/2003
WYOMING UNIVERSAL SERVICE FUND	Gross Receipts Tax	8	7/22/2003
ARIZONA DEPARTMENT OF REVENUE	Sales Tax	39	7/15/2003
BUREAU OF TAXATION	Sales Tax	357	7/11/2003
CITY OF LA HABRA	Sales Tax	24,836	7/11/2003
COLORADO DEPARTMENT OF REVENUE	Sales Tax	516	7/11/2003
COLORADO DEPARTMENT OF REVENUE	Sales Tax	268	7/14/2003
COLORADO DEPARTMENT OF REVENUE	Sales Tax	3,013	7/21/2003
COMMONWEALTH OF MASS	Sales Tax	8,188	7/15/2003
COMPTROLLER OF MARYLAND	Sales Tax	5,650	7/15/2003
COMPTROLLER OF MD	Sales Tax	5,519	7/21/2003
DEPARTMENT OF TAX & REVENUE	Sales Tax	13,858	07/10/03
DEPT OF REVENUE	Sales Tax	10	7/22/2003
DEPT OF REVENUE	Sales Tax	6	7/26/2003
FLORIDA DEPT OF REVENUE	Sales Tax	65,969	7/21/2003
FLORIDA DEPT OF REVENUE	Sales Tax	88,807	7/24/2003
GEORGIA DEPARTMENT OF REVENUE	Sales Tax	13,998	7/16/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended July 31, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

IDAHO STATE TAX COMMISSION	Sales Tax	2,566	7/14/2003
INDIANA DEPT OF REVENUE	Sales Tax	1,445	7/14/2003
INDIANA DEPT OF REVENUE	Sales Tax	36,143	7/21/2003
KANSAS DEPT OF REVENUE	Sales Tax	60	7/22/2003
KANSAS DEPT OF REVENUE	Sales Tax	16,004	7/25/2003
KENTUCKY REVENUE CABINET	Sales Tax	1,250	7/18/2003
KENTUCKY STATE TREASURER	Sales Tax	511	7/11/2003
MAINE REVENUE SERVICES	Sales Tax	271,972	7/15/2003
MINNESOTA REVENUE	Sales Tax	15	7/21/2003
MINOLTA CORPORATION	Sales Tax	509	7/3/2003
MINOLTA CORPORATION	Sales Tax	4	7/30/2003
MISSISSIPPI STATE TAX COMMISSIO	Sales Tax	20,434	7/14/2003
NEW JERSEY SALES TAX	Sales Tax	6	7/16/2003
NORTH CAROLINA DEPT OF REVENUE	Sales Tax	12,864	7/11/2003
NYS SALES TAX PROCESSING	Sales Tax	3,302	7/16/2003
NYS SALES TAX PROCESSING	Sales Tax	71,286	7/17/2003
OKLAHOMA TAX COMMISSION	Sales Tax	977	7/14/2003
PA DEPARTMENT OF REVENUE	Sales Tax	111,014	7/21/2003
PA DEPT OF REVENUE	Sales Tax	62,562	7/21/2003
PA DEPT. OF REVENUE	Sales Tax	15,008	7/17/2003
SOUTH CAROLINA DEPARTMENT OF	Sales Tax	41,473	7/21/2003
STATE OF ARKANSAS	Sales Tax	4	7/16/2003
STATE OF CONNECTICUT	Sales Tax	249	7/26/2003
STATE OF CONNECTICUT	Sales Tax	261,897	07/31/03
STATE OF MICHIGAN	Sales Tax	151	7/11/2003
STATE OF RHODE ISLAND	Sales Tax	48	7/14/2003
STATE TAX DEPARTMENT	Sales Tax	169,294	7/14/2003
TENNESSEE DEPT OF REVENUE	Sales Tax	58,929	7/17/2003
TREASURER OF STATE OF OHIO	Sales Tax	2,800	7/15/2003
TREASURER OF STATE OF OHIO	Sales Tax	11,779	7/23/2003
TREASURER OF STATE OF OHIO	Sales Tax	15,080	7/25/2003
TREASURER STATE OF OHIO	Sales Tax	28,121	7/15/2003
TREASURER STATE OF OHIO	Sales Tax	14,002	7/18/2003
TREASURER STATE OF OHIO	Sales Tax	3,216	7/21/2003
TREASURER STATE OF OHIO	Sales Tax	1,839	7/22/2003
TREASURER STATE OF OHIO	Sales Tax	3,956	7/23/2003
VA DEPARTMENT OF TAXATION	Sales Tax	4,831	7/15/2003
VERMONT DEPT OF TAXES	Sales Tax	257,926	7/25/2003
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	3,329	7/15/2003
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	5,279	7/17/2003
WASHINGTON DEPT OF REVENUE	Sales Tax	1,510	7/25/2003
FLORIDA C.S.T. FUND	Telecommunications Tax	144,070	7/21/2003
FLORIDA DEPT OF REVENUE	Telecommunications Tax	2,912,716	7/21/2003
KENTUCKY STATE TREASURER	Telecommunications Tax	34	7/10/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended July 31, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

NEW JERSEY SALES TAX	Telecommunications Tax	960	7/16/2003
NORTH CAROLINA DEPT OF REVENUE	Telecommunications Tax	763	7/11/2003
NYS SALES TAX PROCESSING	Telecommunications Tax	33	7/17/2003
VERMONT DEPT OF TAXES	Telecommunications Tax	912	7/25/2003
ALBEMARLE COUNTY	Utility Tax	512	7/21/2003
ASHLAND INDEPENDENT BOARD OF	Utility Tax	9,430	7/17/2003
BATH COUNTY SCHOOL D	Utility Tax	455	7/17/2003
BEDFORD COUNTY	Utility Tax	16	7/21/2003
BEREA INDEPENDENT SCHOOL DIST	Utility Tax	1,912	7/17/2003
BOURBON COUNTY SCHOOL	Utility Tax	303	7/17/2003
BOYD COUNTY SCHOOL D	Utility Tax	2,998	7/17/2003
BOYLE COUNTY SCHOOL DISTRICT	Utility Tax	1,456	7/17/2003
BREATHITT COUNTY SCH	Utility Tax	988	7/17/2003
BRECKINRIDGE COUNTY BOARD OF	Utility Tax	554	7/17/2003
BURGIN EDUCATION BO	Utility Tax	298	7/17/2003
BUTLER COUNTY SCHOOL DISTRICT	Utility Tax	54	7/17/2003
CARTER COUNTY SCHOOL	Utility Tax	572	7/17/2003
CHESTERFIELD COUNTY	Utility Tax	120	7/21/2003
CITY OF BALDWIN PARK	Utility Tax	4,022	7/11/2003
CITY OF BEAUMONT	Utility Tax	1,881	7/11/2003
CITY OF BRAWLEY	Utility Tax	6,838	7/11/2003
CITY OF CHARLOTTSVILLE	Utility Tax	2,203	7/21/2003
CITY OF COLORADO SPRINGS	Utility Tax	229	7/10/2003
CITY OF FONTANA	Utility Tax	34,409	7/11/2003
CITY OF HERMOSA BEACH	Utility Tax	16,837	7/11/2003
CITY OF HOLTVILLE	Utility Tax	1,277	7/11/2003
CITY OF KELSO	Utility Tax	19,407	7/16/2003
CITY OF LONGVIEW	Utility Tax	65,874	7/16/2003
CITY OF MORENO VALLEY	Utility Tax	58,474	7/11/2003
CITY OF PICO RIVERA	Utility Tax	7,135	7/11/2003
CITY OF PLACENTIA	Utility Tax	14,096	7/11/2003
CITY OF PORT HUENEME	Utility Tax	8,296	7/11/2003
CITY OF REDONDO BEACH CA	Utility Tax	38,874	7/11/2003
CITY OF RICHMOND	Utility Tax	2,903	7/21/2003
CITY OF ROANOKE TREASURER	Utility Tax	2	7/21/2003
CITY OF SAN BERNARDINO	Utility Tax	62,869	7/11/2003
CITY OF SAN BUENAVENTURA	Utility Tax	31,127	7/11/2003
CITY OF SANTA MONICA	Utility Tax	133,708	7/11/2003
CITY OF WAYNESBORO (BL)	Utility Tax	27,233	7/17/2003
CITY OF WINCHESTER	Utility Tax	16,563	7/17/2003
CLOVERPORT BOARD OF EDUCATION	Utility Tax	297	7/17/2003
COUNTY OF MONTGOMERY	Utility Tax	9,337	7/17/2003
DANVILLE INDEPENDENT SCHOOL DIS	Utility Tax	4,498	7/17/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended July 31, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

DAVIESS CO BOARD OF EDUCATION	Utility Tax	16,624	7/17/2003
ELLIOTT COUNTY SCHOO	Utility Tax	509	7/17/2003
FRANKLIN COUNTY SCHOOL DISTRICT	Utility Tax	89	7/17/2003
GARRARD COUNTY SCHOOL DISTRICT	Utility Tax	943	7/17/2003
HANCOCK COUNTY BOARD OF	Utility Tax	827	7/17/2003
HARLAN COUNTY SCHOOL	Utility Tax	231	7/17/2003
HARRISON COUNTY SCHOOL DISTRICT	Utility Tax	2,577	7/17/2003
HARRODSBURG BOARD OF EDUCATION	Utility Tax	2,594	7/17/2003
HENDERSON CO BOARD OF EDUCATION	Utility Tax	2,126	7/17/2003
HENRICO COUNTY	Utility Tax	2,916	7/21/2003
JACKSON INDEPENDENT SCHOOLS	Utility Tax	476	7/17/2003
JESSAMINE COUNTY BOARD OF EDUCA	Utility Tax	8,209	7/17/2003
LAUREL COUNTY SCHOOL	Utility Tax	10,186	7/17/2003
LEE COUNTY SCHOOL DI	Utility Tax	1,094	7/17/2003
LESLIE COUNTY SCHOOL	Utility Tax	900	7/17/2003
LETCHER COUNTY BOARD OF EDUCATI	Utility Tax	831	7/17/2003
LEWIS COUNTY BOARD OF	Utility Tax	844	7/17/2003
LEWIS COUNTY SCHOOL	Utility Tax	28	7/17/2003
LINCOLN COUNTY BOARD OF EDUCATI	Utility Tax	1,268	7/17/2003
LOGAN COUNTY SCHOOL DISTRICT	Utility Tax	40	7/17/2003
MADISON COUNTY SCHOOL DISTRICT	Utility Tax	20,893	7/17/2003
MARION COUNTY SCHOOL	Utility Tax	3,814	7/17/2003
MATTHEWS, CAROLE, TREASURER	Utility Tax	21,092	07/17/03
MCLEAN COUNTY SCHOOL DISTRICT	Utility Tax	449	7/17/2003
MENIFEE COUNTY SCHOO	Utility Tax	468	7/17/2003
MERCER COUNTY SCHOOL DISTRICT	Utility Tax	1,658	7/17/2003
MORGAN COUNTY SCHOOL	Utility Tax	562	7/17/2003
NELSON COUNTY BOARD OF EDUCATIO	Utility Tax	1,094	7/17/2003
NICHOLAS COUNTY SCHO	Utility Tax	276	7/17/2003
OHIO COUNTY SCHOOL DISTRICT	Utility Tax	17	7/17/2003
OWENSBORO BOARD OF EDUCATION	Utility Tax	11,725	7/17/2003
OWSLEY COUNTY BOARD OF EDUCATIO	Utility Tax	356	7/17/2003
PARIS INDEPENDENT SCHOOLS	Utility Tax	1,523	7/17/2003
PERRY COUNTY SCHOOL	Utility Tax	265	7/17/2003
POWELL COUNTY SCHOOL	Utility Tax	1,502	7/17/2003
ROCKCASTLE COUNTY SCHOOL	Utility Tax	770	7/17/2003
RUSSELL INDEPENDENT	Utility Tax	5,486	7/17/2003
SCOTT COUNTY SCHOOL	Utility Tax	3,885	7/17/2003
STATE OF NEW HAMPSHIRE	Utility Tax	58,556	7/11/2003
TOWN OF BLACKSBURG	Utility Tax	14,202	7/17/2003
TOWN OF MT CRESTED BUTTE	Utility Tax	1,240	7/10/2003
TOWN OF SOUTH BOSTON	Utility Tax	4,716	7/17/2003
TREASURER OF CHARLOTTESVILLE	Utility Tax	42,850	7/17/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended July 31, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

TREASURER OF HANOVER COUNTY	Utility Tax	96	7/21/2003
UNION COUNTY SCHOOL DISTRICT	Utility Tax	2,536	7/17/2003
WASHINGTON COUNTY BOARD OF EDU	Utility Tax	120	7/17/2003
WEBSTER COUNTY BOARD OF	Utility Tax	805	7/17/2003
WOLFE COUNTY SCHOOL	Utility Tax	683	7/17/2003
WOODFORD COUNTY BOARD OF ED	Utility Tax	2,805	7/17/2003

Total		6,473,700

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended July 31, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements
ACC CABLE COMMUNICATIONS FL-VA, LLC	081-02-41904	02-41904	$2,409,328
ACC CABLE HOLDINGS VA, INC	081-02-41905	02-41905	--
ACC HOLDINGS II, LLC	081-02-41955	02-41955	--
ACC INVESTMENT HOLDINGS, INC	081-02-41957	02-41957	250
ACC OPERATIONS, INC	081-02-41956	02-41956	85,340
ACC TELECOMMUNICATIONS HOLDINGS LLC	081-02-41864	02-41864	--
ACC TELECOMMUNICATIONS LLC	081-02-41863	02-41863	3,112,294
ACC TELECOMMUNICATIONS OF VIRGINIA LLC	081-02-41862	02-41862	471,083
ACC-AMN HOLDINGS, LLC	081-02-41861	02-41861	--
ADELPHIA ACQUISITION SUBSIDIARY, INC	081-02-41860	02-41860	--
ADELPHIA ARIZONA, INC	081-02-41859	02-41859	--
ADELPHIA BLAIRSVILLE, LLC	081-02-41735	02-41735	--
ADELPHIA CABLE PARTNERS, LP	081-02-41902	02-41902	7,593,160
ADELPHIA CABLEVISION ASSOCIATES, LP	081-02-41913	02-41913	442,473
ADELPHIA CABLEVISION CORP	081-02-41752	02-41752	1,588,326
ADELPHIA CABLEVISION OF BOCA RATON, LLC	081-02-41751	02-41751	1,012,470
ADELPHIA CABLEVISION OF FONTANA, LLC	081-02-41755	02-41755	--
ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC	081-02-41754	02-41754	5,319,617
ADELPHIA CABLEVISION OF NEW YORK, INC	081-02-41892	02-41892	2,609,815
ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC	081-02-41947	02-41947	432,509
ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC	081-02-41781	02-41781	524,189
ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC	081-02-41946	02-41946	488,026
ADELPHIA CABLEVISION OF SAN BERNANDINO, LLC	081-02-41753	02-41753	--
ADELPHIA CABLEVISION OF SANTA ANA, LLC	081-02-41831	02-41831	2,402,275
ADELPHIA CABLEVISION OF SEAL BEACH, LLC	081-02-41757	02-41757	149,362
ADELPHIA CABLEVISION OF SIMI VALLEY, LLC	081-02-41830	02-41830	876,138
ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC	081-02-41943	02-41943	271,456
ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC	081-02-41783	02-41783	237,116
ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC	081-02-41766	02-41766	3,048,921
ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC	081-02-41764	02-41764	67,465
ADELPHIA CABLEVISION, LLC	081-02-41858	02-41858	59,442,083
ADELPHIA CALIFORNIA CABLEVISION, LLC	081-02-41942	02-41942	2,806,197
ADELPHIA CENTRAL PENNSYLVANIA, LLC	081-02-41950	02-41950	3,130,115
ADELPHIA CLEVELAND, LLC	081-02-41793	02-41793	14,326,220
ADELPHIA COMMUNICATIONS CORPORATION	081-02-41729	02-41729	500
ADELPHIA COMMUNICATIONS INTERNATIONAL, INC	081-02-41857	02-41857	250
ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC	081-02-41748	02-41748	2,428,967
ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC	081-02-41817	02-41817	1,632,826
ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC	081-02-41749	02-41749	116,924
ADELPHIA COMPANY OF WESTERN CONNECTICUT	081-02-41801	02-41801	2,353,912
ADELPHIA GENERAL HOLDINGS III, LLC	081-02-41854	02-41854	--
ADELPHIA GP HOLDINGS, LLC	081-02-41829	02-41829	--
ADELPHIA GS CABLE, LLC	081-02-41908	02-41908	2,340,896

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended July 31, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements

ADELPHIA HARBOR CENTER HOLDINGS LLC	081-02-41853	02-41853	250
ADELPHIA HOLDINGS 2001, LLC	081-02-41926	02-41926	--
ADELPHIA INTERNATIONAL II, LLC	081-02-41856	02-41856	250
ADELPHIA INTERNATIONAL III, LLC	081-02-41855	02-41855	475,250
ADELPHIA MOBILE PHONES, INC	081-02-41852	02-41852	250
ADELPHIA OF THE MIDWEST, INC	081-02-41794	02-41794	250
ADELPHIA PINELLAS COUNTY, LLC	081-02-41944	02-41944	--
ADELPHIA PRESTIGE CABLEVISION, LLC	081-02-41795	02-41795	5,120,524
ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC	081-02-41939	02-41939	13,715
ADELPHIA TELECOMMUNICATIONS, INC	081-02-41851	02-41851	1,005,831
ADELPHIA WELLSVILLE, LLC	081-02-41850	02-41850	250
ADELPHIA WESTERN NEW YORK HOLDINGS, LLC	081-02-41849	02-41849	500
ARAHOVA COMMUNICATIONS, INC	081-02-41815	02-41815	26,658
ARAHOVA HOLDINGS, LLC	081-02-41893	02-41893	506
BADGER HOLDING CORP	081-02-41792	02-41792	2,209
BETTER TV INC. OF BENNINGTON	081-02-41914	02-41914	246,128
BLACKSBURG/SALEM CABLEVISION, INC	081-02-41759	02-41759	680,801
BRAZAS COMMUNICATIONS, INC	081-02-41804	02-41804	250
BUENAVISION TELECOMMUNICATIONS, INC	081-02-41938	02-41938	626,095
CABLE SENTRY CORPORATION	081-02-41894	02-41894	--
CALIFORNIA AD SALES, LLC	081-02-41945	02-41945	--
CCC-III, INC	081-02-41867	02-41867	--
CCC-INDIANA, INC	081-02-41937	02-41937	--
CCH INDIANA, LP	081-02-41935	02-41935	--
CDA CABLE, INC	081-02-41879	02-41879	174,425
CENTURY ADVERTISING, INC	081-02-41731	02-41731	250
CENTURY ALABAMA CORP	081-02-41889	02-41889	193,003
CENTURY ALABAMA HOLDING CORP	081-02-41891	02-41891	--
CENTURY AUSTRALIA COMMUNICATIONS CORP	081-02-41738	02-41738	250
CENTURY BERKSHIRE CABLE CORP	081-02-41762	02-41762	587,709
CENTURY CABLE HOLDING CORP	081-02-41814	02-41814	1,250
CENTURY CABLE HOLDINGS, LLC	081-02-41812	02-41812	9,039,533
CENTURY CABLE MANAGEMENT CORPORATION	081-02-41887	02-41887	367,883
CENTURY CABLE OF SOUTHERN CALIFORNIA	081-02-41745	02-41745	--
CENTURY CABLEVISION HOLDINGS, LLC	081-02-41936	02-41936	2,355,667
CENTURY CAROLINA CORP	081-02-41886	02-41886	1,039,788
CENTURY COLORADO SPRINGS CORP	081-02-41736	02-41736	101,147
CENTURY COLORADO SPRINGS PARTNERSHIP	081-02-41774	02-41774	4,984,757
CENTURY COMMUNICATIONS CORPORATION	081-02-12834	02-12834	1,630,418
CENTURY CULLMAN CORP	081-02-41888	02-41888	343,125
CENTURY ENTERPRISE CABLE CORP	081-02-41890	02-41890	337,380
CENTURY EXCHANGE, LLC	081-02-41744	02-41744	250
CENTURY FEDERAL, INC	081-02-41747	02-41747	--

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended July 31, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements

CENTURY GRANITE CABLE TELEVISION CORP	081-02-41779	02-41779	--
CENTURY HUNTINGTON COMPANY	081-02-41885	02-41885	2,198,259
CENTURY INDIANA CORP	081-02-41768	02-41768	3,270
CENTURY INVESTMENT HOLDING CORP	081-02-41740	02-41740	250
CENTURY INVESTORS, INC	081-02-41733	02-41733	250
CENTURY ISLAND ASSOCIATES, INC	081-02-41771	02-41771	29,160
CENTURY ISLAND CABLE TELEVISION CORP	081-02-41772	02-41772	250
CENTURY KANSAS CABLE TELEVISION CORP	081-02-41884	02-41884	140,621
CENTURY LYKENS CABLE CORP	081-02-41883	02-41883	132,614
CENTURY MENDOCINO CABLE TELEVISION, INC	081-02-41780	02-41780	562,705
CENTURY MISSISSIPPI CORP	081-02-41882	02-41882	542,610
CENTURY MOUNTAIN CORP	081-02-41797	02-41797	127,714
CENTURY NEW MEXICO CABLE TELEVISION CORP	081-02-41784	02-41784	1,400
CENTURY NORWICH CORP	081-02-41881	02-41881	864,408
CENTURY OHIO CABLE TELEVISION CORP	081-02-41811	02-41811	520,138
CENTURY OREGON CABLE CORP	081-02-41739	02-41739	250
CENTURY PACIFIC CABLE TV INC	081-02-41746	02-41746	--
CENTURY PROGRAMMING, INC	081-02-41732	02-41732	250
CENTURY REALTY CORP	081-02-41813	02-41813	--
CENTURY SHASTA CABLE TELEVISION CORP	081-02-41880	02-41880	250
CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP	081-02-41770	02-41770	250
CENTURY TRINIDAD CABLE TELEVISION CORP	081-02-41790	02-41790	92,275
CENTURY VIRGINIA CORP	081-02-41796	02-41796	878,728
CENTURY VOICE AND DATA COMMUNICATIONS, INC	081-02-41737	02-41737	250
CENTURY WARRICK CABLE CORP	081-02-41763	02-41763	250
CENTURY WASHINGTON CABLE TELEVISION, INC	081-02-41878	02-41878	250
CENTURY WYOMING CABLE TELEVISION CORP	081-02-41789	02-41789	71,180
CENTURY-TCI CALIFORNIA COMMUNICATIONS, LP	081-02-41743	02-41743	88,542
CENTURY-TCI CALIFORNIA, LP	081-02-41741	02-41741	57,331,006
CENTURY-TCI HOLDINGS, LLC	081-02-41742	02-41742	250
CHELSEA COMMUNICATIONS, INC	081-02-41923	02-41923	1,000
CHELSEA COMMUNICATIONS, LLC	081-02-41924	02-41924	6,986,783
CHESTNUT STREET SERVICES, LLC	081-02-41842	02-41842	--
CLEAR CABLEVISION, INC	081-02-41756	02-41756	--
CMA CABLEVISION ASSOCIATES VII, LP	081-02-41808	02-41808	--
CMA CABLEVISION ASSOCIATES XI, LP	081-02-41807	02-41807	--
CORAL SECURITY, INC	081-02-41895	02-41895	--
COWLITZ CABLEVISION, INC	081-02-41877	02-41877	829,231
CP-MDU I LLC	081-02-41940	02-41940	--
CP-MDU II LLC	081-02-41941	02-41941	--
E & E CABLE SERVICE, INC	081-02-41785	02-41785	250
EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC	081-02-41799	02-41799	250
EASTERN VIRGINIA CABLEVISION, LP	081-02-41800	02-41800	556,233

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended July 31, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements

EMPIRE SPORTS NETWORK, LP	081-02-41844	02-41844	709,431
FAE CABLE MANAGEMENT CORP	081-02-41734	02-41734	250
FOP INDIANA, LP	081-02-41816	02-41816	179,582
FRONTIERVISION ACCESS PARTNERS, LLC	081-02-41819	02-41819	2,355,318
FRONTIERVISION CABLE NEW ENGLAND , INC	081-02-41822	02-41822	910,217
FRONTIERVISION CAPITAL CORPORATION	081-02-41820	02-41820	250
FRONTIERVISION HOLDINGS CAPITAL CORPORATION	081-02-41824	02-41824	250
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION	081-02-41823	02-41823	250
FRONTIERVISION HOLDINGS, LLC	081-02-41827	02-41827	250
FRONTIERVISION HOLDINGS, LP	081-02-41826	02-41826	250
FRONTIERVISION OPERATING PARTNERS, LLC	081-02-41825	02-41825	250
FRONTIERVISION OPERATING PARTNERS, LP	081-02-41821	02-41821	23,471,470
FRONTIERVISION PARTNERS, LP	081-02-41828	02-41828	250
FT MYERS CABLEVISION, LLC	081-02-41948	02-41948	--
FT. MYERS ACQUISITION LIMITED PARTNERSHIP	081-02-41949	02-41949	250
GENESIS CABLE COMMUNICATIONS SUBSIDIARY, LLC	081-02-41903	02-41903	--
GLOBAL ACQUISITION PARTNERS, LP	081-02-41933	02-41933	2,220,139
GLOBAL CABLEVISION II, LLC	081-02-41934	02-41934	250
GRAFTON CABLE COMPANY	081-02-41788	02-41788	250
GS CABLE, LLC	081-02-41907	02-41907	1,901,643
GS TELECOMMUNICATIONS LLC	081-02-41906	02-41906	--
HARRON CABLEVISION OF NEW HAMPSHIRE, INC	081-02-41750	02-41750	1,894,280
HUNTINGTON CATV, INC	081-02-41765	02-41765	--
IMPERIAL VALLEY CABLEVISION, INC	081-02-41876	02-41876	873,292
KALAMAZOO COUNTY CABLEVISION, INC	081-02-41922	02-41922	250
KEY BISCAYNE CABLEVISION	081-02-41898	02-41898	97,644
KOOTENAI CABLE, INC	081-02-41875	02-41875	992,430
LAKE CHAMPLAIN CABLE TELEVISION CORPORATION	081-02-41911	02-41911	218,324
LEADERSHIP ACQUISITION LIMITED PARTNERSHIP	081-02-41931	02-41931	--
LOUISA CABLEVISION, INC	081-02-41760	02-41760	18,029
MANCHESTER CABLEVISION, INC	081-02-41758	02-41758	--
MARTHA'S VINEYARD CABLEVISION, LP	081-02-41805	02-41805	379,775
MERCURY COMMUNICATIONS, INC	081-02-41840	02-41840	58,460
MICKELSON MEDIA OF FLORIDA, INC	081-02-41874	02-41874	363,565
MICKELSON MEDIA, INC	081-02-41782	02-41782	120,021
MONTGOMERY CABLEVISION, INC	081-02-41848	02-41848	250
MONUMENT COLORADO CABLEVISION, INC	081-02-41932	02-41932	133,102
MOUNTAIN CABLE COMMUNICATIONS CORPORATION	081-02-41916	02-41916	250
MOUNTAIN CABLE COMPANY, LP	081-02-41909	02-41909	3,857,152
MT. LEBANON CABLEVISION, INC	081-02-41920	02-41920	--
MULTI-CHANNEL TV CABLE COMPANY	081-02-41921	02-41921	504,433
NATIONAL CABLE ACQUISITION ASSOCIATES, LP	081-02-41952	02-41952	2,703,660
OLYMPUS CABLE HOLDINGS, LLC	081-02-41925	02-41925	1,014,417

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended July 31, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements

OLYMPUS CAPITAL CORPORATION	081-02-41930	02-41930	250
OLYMPUS COMMUNICATIONS HOLDINGS, LLC	081-02-41953	02-41953	--
OLYMPUS COMMUNICATIONS, LP	081-02-41954	02-41954	1,250
OLYMPUS SUBSIDIARY, LLC	081-02-41928	02-41928	--
OWENSBORO INDIANA, LP	081-02-41773	02-41773	--
OWENSBORO ON THE AIR, INC	081-02-41777	02-41777	500
OWENSBORO-BRUNSWICK, INC	081-02-41730	02-41730	3,467,241
PAGE TIME, INC	081-02-41839	02-41839	93,264
PARAGON CABLE TELEVISION, INC	081-02-41778	02-41778	750
PARAGON CABLEVISION CONSTRUCTION CORPORATION	081-02-41775	02-41775	--
PARAGON CABLEVISION MANAGEMENT CORPORATION	081-02-41776	02-41776	--
PARNASSOS COMMUNICATIONS, LP	081-02-41846	02-41846	149,328
PARNASSOS HOLDINGS, LLC	081-02-41845	02-41845	--
PARNASSOS, LP	081-02-41843	02-41843	20,963,928
PERICLES COMMUNICATIONS CORPORATION	081-02-41919	02-41919	323
PULLMAN TV CABLE CO., INC	081-02-41873	02-41873	380,417
RENTAVISION OF BRUNSWICK, INC	081-02-41872	02-41872	645,562
RICHMOND CABLE TELEVISION CORPORATION	081-02-41912	02-41912	75,211
RIGPAL COMMUNICATIONS, INC	081-02-41917	02-41917	--
ROBINSON/PLUM CABLEVISION, LP	081-02-41927	02-41927	469,843
S/T CABLE CORPORATION	081-02-41791	02-41791	250
SABRES, INC	081-02-41838	02-41838	250
SCRANTON CABLEVISION, INC	081-02-41761	02-41761	1,766,907
SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC	081-02-41767	02-41767	--
SOUTHEAST FLORIDA CABLE, INC	081-02-41900	02-41900	11,651,225
SOUTHWEST COLORADO CABLE INC	081-02-41769	02-41769	162,267
SOUTHWEST VIRGINIA CABLE, INC	081-02-41833	02-41833	798,546
STAR CABLE INC	081-02-41787	02-41787	250
STARPOINT, LIMITED PARTNERSHIP	081-02-41897	02-41897	1,203,790
SVHH CABLE ACQUISITION, LP	081-02-41836	02-41836	1,059,766
SVHH HOLDINGS, LLC	081-02-41837	02-41837	--
TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE	081-02-41798	02-41798	236,970
TELE-MEDIA COMPANY OF TRI-STATES, LP	081-02-41809	02-41809	213,209
TELE-MEDIA INVESTMENT PARTNERSHIP, LP	081-02-41951	02-41951	1,117,479
TELESAT ACQUISITION LIMITED PARTNERSHIP	081-02-41929	02-41929	--
TELESAT ACQUISITION, LLC	081-02-41871	02-41871	2,033,866
THE GOLF CLUB AT WENDING CREEK FARMS, LLC	081-02-41841	02-41841	250
THE MAIN INTERNETWORKS, INC	081-02-41818	02-41818	--
THE WESTOVER TV CABLE CO., INC	081-02-41786	02-41786	250
THREE RIVERS CABLE ASSOCIATES, LP	081-02-41910	02-41910	829,363
TIMOTHEOS COMMUNICATIONS, LP	081-02-41901	02-41901	250
TMC HOLDINGS CORPORATION	081-02-41803	02-41803	500

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended July 31, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements

TMC HOLDINGS, LLC	081-02-41802	02-41802	--
TRI-STATES, LLC	081-02-41810	02-41810	250
UCA LLC	081-02-41834	02-41834	6,581,206
UPPER ST. CLAIR CABLEVISION INC	081-02-41918	02-41918	--
US TELE-MEDIA INVESTMENT COMPANY	081-02-41835	02-41835	250
VALLEY VIDEO, INC	081-02-41870	02-41870	121,228
VAN BUREN COUNTY CABLEVISION, INC	081-02-41832	02-41832	280,788
WARRICK CABLEVISION, INC	081-02-41866	02-41866	--
WARRICK INDIANA, LP	081-02-41865	02-41865	183,011
WELLSVILLE CABLEVISION, LLC	081-02-41806	02-41806	258,842
WEST BOCA ACQUISITION LIMITED PARTNERSHIP	081-02-41899	02-41899	1,098,407
WESTERN NY CABLEVSION, LP	081-02-41847	02-41847	--
WESTVIEW SECURITY, INC	081-02-41896	02-41896	--
WILDERNESS CABLE COMPANY	081-02-41869	02-41869	146,073
YOUNG'S CABLE TV CORP	081-02-41915	02-41915	197,626
YUMA CABLEVISION, INC	081-02-41868	02-41868	991,687

Total			$325,200,689

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule VII Page 1 of 2 Court Reporting schedules for Insurance Coverage
Coverage **	Company	Policy No.	Term

Commercial Property	Royal Indemnity Company	R2HD329266	05/16/03 - 05/16/04

Commercial General Liability	Royal Insurance Co.	P2TR468758	05/16/03 - 05/16/04

Commercial Automobile	Royal Insurance Co.	P2TS468751 Liability	05/16/03 - 05/16/04
(all states except Texas)
P2TS468752 Texas Liability

Worker's Compensation	Royal Indemnity Co	R2AO 003265 all states except	05/16/03-05/16/04
California & monopolistic states

Foreign Voluntary	Royal Indemnity Co.	R2IB011388	05/16/03 - 05/16/04

California	State Compensation Insurance	1703671-03	05/16/03-05/16/04
Fund

ACC Operations Inc (OH)	Ohio Bureau of Workers	1328524	Ongoing*
Compensation

Washington State	WA Department of Labor &	083 004 452	10/1/99 - Ongoing*
Industry

West Virginia	West Virginia Workers'	20104948 101	10/1/99 - Ongoing*
Compensation

Wyoming	Wyoming Department of	366575	10/1/99 - Ongoing*
Employment

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule VII Page 2 of 2 Court Reporting schedules for Insurance Coverage
Coverage **	Company	Policy No.	Term

Aircraft Policy	United States Aircraft Insurance	360AC625118	11/23/02 - 11/23/03

Umbrella Liability	American Guarantee & Liability
	Insurance Co.	AUC937411600	05/16/03 - 05/16/04
Excess Liability	XL Insurance America, Inc.	US00006683L103A	05/16/03 - 05/16/04

Executive Protection	Federal Insurance	81516188	12/19/01 - 12/19/04
(Kidnap/Ransom & Extortion)

New York Disability	National Benefit Life	89100184825	01/01/02 - Ongoing*

Pollution Liability	Federal Insurance	37251845	01/01/03 - 01/01/04
		37251846	01/01/03 - 01/01/04

Directors & Officers Liability	AEGIS (Associated Electric & Gas	D0999A1A00	12/31/00 - 12/31/03
Insurance Services Limited)

Excess Directors & Officers	Federal Insurance Company	8181-10-37	12/31/00 - 12/31/03
Liability
	Greenwich Insurance Company	ELU 82137-00	12/31/00 - 12/31/03

Media Liability	Illinois Union Insurance Company	EONG21640104001	10/28/02 - 10/28/03

* Ongoing means until the policy is cancelled by Adelphia or carrier

**The named insured is Adelphia Communications Corporation et al for all of the coverage except for Employee Dishonesty — ERISA whose named insured is Adelphia Communications Corporation Health Benefit Plan and Adelphia Communications Corporation Savings and Retirement Plan.